SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                                (Amendment No.  )

      Check the appropriate box:

|_|   Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                               REGENT GROUP, INC.
                (Name of Registrant as Specified in its Charter)

      Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total fee paid: N/A

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

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                                                                 DEFINITIVE COPY

                               REGENT GROUP, INC.
                        One Anderson Hill Road, Suite 103
                             Bernardsville, NJ 07924

                       NOTICE OF ACTION BY WRITTEN CONSENT

      To the Stockholders of Regent Group, Inc.:

      Notice is hereby given that certain stockholders ("collectively, the "Majority Stockholders") who, together, own a majority of the issued and outstanding voting stock of Regent Group, Inc., a Delaware corporation (the "Company"), have approved and adopted, by written consent in lieu of a meeting of stockholders, the following actions ("Corporate Actions"):

      o     amendment of the Company's Certificate of Incorporation to:

            o change the name of the Company to "Millennium Biotechnologies Group, Inc.";

            o increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and reduce the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;

            o reverse split the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share;

            o     add provisions related to limiting directors' liability; and

            o remove the following provisions of the Certificate of Incorporation which, in the judgment of the Board of Directors, are not material and no longer relevant:

                  |X| all enumerated purposes in Article III other than the general purposes clause;

                  |X| all references to the Series A Preferred Stock; there being no shares of Series A Preferred Stock issued or outstanding;

                  |X| all remaining references to Class B Capital Stock; the Class B Capital Stock previously having been removed by amendment to the Certificate of Incorporation; and

                  |X| the provision that states that dividends on common stock may only be paid in common stock;

            o add the following provisions to the Certificate of Incorporation which restate provisions of the Delaware General Corporation Law:

                  |X| the provisions that permit indemnification of directors, officers, employees and agents; and

                  |X| a provision to the effect that contracts or transactions between the Company and one or more of its directors or officers shall not be void or voidable solely because of his or her interest in the transaction, or solely because he or she is present at or participates in the meeting of the Board of Directors, provided stated standards of disclosure are made regarding the interest of the director or officer; and

            o restate the Certificate of Incorporation to reflect all of the foregoing changes in one document and update the language to make it consistent with all amendments; and

      o     adoption of the 2001 Employee Stock Option Plan.

      The Board of Directors of the Company has approved the Corporate Actions. The record date for the determination of Stockholders of the Company entitled to receive this Notice of Action by Written Consent and the accompanying Information Statement and the determination of the number of shares of Voting Stock necessary to approve the Corporate Actions has been fixed as of the close of business on December 3, 2001.

                                       By Order of the Board of Directors

                                       Bruce L. Deichl, Secretary

Bernardsville, NJ
March 11, 2002

                                                                 DEFINITIVE COPY

                               REGENT GROUP, INC.
                             One Anderson Hill Road
                                    Suite 103
                           Bernardsville, NJ 07924950

                              INFORMATION STATEMENT

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

                      Purpose of the Information Statement

      This Information Statement is being furnished by the Board of Directors of Regent Group, Inc. (the "Company" or "Regent") to provide Company Stockholders with information concerning the merger of our newly formed subsidiary into Millennium Biotechnologies, Inc. and to notify Company Stockholders of the following corporate actions (the "Corporate Actions") approved by holders of a majority of the Company's voting stock ("Majority Stockholders"):

      o     amendment of the Company's Certificate of Incorporation to:

            o change the name of the Company to "Millennium Biotechnologies Group, Inc.";

            o increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and decrease the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;

            o reverse split the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share;

            o     add provisions related to limiting directors' liability; and

            o remove the following provisions of the Certificate of Incorporation which, in the judgment of the Board of Directors, are not material and no longer relevant:

                  |X| all enumerated purposes in Article III other than the general purposes clause;

                  |X| all references to the Series A Preferred Stock; there being no shares of Series A Preferred Stock issued or outstanding;

                  |X| all remaining references to Class B Capital Stock; the Class B Capital Stock previously having been removed by amendment to the Certificate of Incorporation; and

                  |X| the provision that states that dividends on common stock may only be paid in common stock;

            o add the following provisions to the Certificate of Incorporation which restate provisions of the Delaware General Corporation Law:

                  |X| the provisions that permit indemnification of directors, officers, employees and agents; and

                  |X| a provision to the effect that contracts or transactions between the Company and one or more of its directors or officers shall not be void or voidable solely because of his or her interest in the transaction, or solely because he or she is present at or participates in the meeting of the Board of Directors, provided stated standards of disclosure are made regarding the interest of the director or officer; and

            o restate the Certificate of Incorporation to reflect all of the foregoing changes in one document and update the language to make it consistent with all amendments; and

      o     adoption of the Company's 2001 Employee Stock Option Plan.

      The Company's Restated and Amended Certificate of Incorporation ("Revised Charter") is set forth in Exhibit A and the 2001 Employee Stock Option Plan ("2001 ESOP") is set forth in Exhibit B to this Information Statement.

      This Information Statement was first mailed to stockholders of the Company on or about March 11, 2002.

  Summary Term Sheet - Consummated Merger with Millennium Biotechnologies, Inc.

      In July 2001, we consummated a merger of a newly formed Company subsidiary into Millennium Biotechnologies, Inc. We discuss the merger in more detail below under the section "Background - Merger and Change of Control." The merger was approved by the stockholders of Millennium. It did not require the approval of our stockholders. We are providing information on the merger because the following actions discussed in this information statement were a direct result of the merger:

      o     the name change;

      o     the increase in the number of authorized shares of common stock; and

      o     the reverse split of the outstanding shares of common stock.


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

      As a result of the merger:

o     Millennium is our wholly-owned subsidiary;

o     Millennium paid $145,000 of our debts;

o Millennium stockholders received .025 shares of our newly created Series D Preferred Stock in exchange for each share of their Millennium common stock;

o each share of D Preferred Stock is convertible into 641.215 shares of Company Common Stock and entitles the holder of D Preferred Stock to
      641.215 votes per share;

o a total of 237,049.7 shares of D Preferred Stock were issued to the Millennium stockholders which, at that time, entitled the Millennium stockholders to approximately 96.2% of the voting rights of our capital stock;

o Millennium's executive management and directors became our executive officers and directors; and

o     our sole substantive business operations are those of Millennium.

Millennium is a research-based bio-nutraceutical company specializing in the field of nutritional science. It launched its first product, RESURGEX(TM), in September 2001. RESURGEX(TM) is a nutritional adjunct to the medical treatment for certain chronic immuno-compromising debilitating diseases such as AIDS. For more information on the business of Millennium, see General Information; Business.


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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Approval of the Corporate Actions..............................................5

Background.....................................................................6

Amendment To The Certificate Of Incorporation Concerning
  Name Change..................................................................7

Amendments To The Certificate Of Incorporation Concerning
  Common Stock.................................................................8

Amendments To The Certificate Of Incorporation Concerning
  Limitation Of Directors' Liability ..........................................9

Restatement Of And Non-Material Amendments To The
  Certificate of Incorporation................................................10

Adoption of 2001 Employee Stock Option Plan...................................11

General Information ..........................................................14
  Business....................................................................14
  Legal Proceedings...........................................................21
  Security Ownership Of Certain Beneficial Owners And
    Management ...............................................................22
  Market for Common Stock and Related Stockholder Matters.....................25
Executive Compensation .......................................................27
Management ...................................................................28
Management's Discussion And Analysis Of Financial Condition
    And Results Of Operations and Plan of Operations .........................29
Changes In and Disagreements With Accountants on
    Accounting and Financial Disclosure.......................................32
  Financial Statements .......................................................33
  Unaudited Pro forma Financial Information...................................33

EXHIBIT A - Amended And Restated Certificate Of Incorporation
  Of Regent Group, Inc.......................................................A-1

EXHIBIT B - Millennium Biotechnologies Group, Inc. 2001
  Stock Option Plan..........................................................B-1

EXHIBIT C - Unaudited Financial Statements At And For
  The Three Months Ended October 31, 2001....................................C-1

EXHIBIT D - Unaudited Financial Statements At And For
  The Five Months Ended December 31, 2001....................................D-1

EXHIBIT E - Audited Financial Statements At And For
  The Year Ended July 31, 2001...............................................E-1

EXHIBIT F - Unaudited Pro Forma Financial Information........................F-1


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

                        Approval of the Corporate Actions

      The Corporate Actions were approved by the Majority Stockholders by written consent on December 3, 2001 in lieu of a meeting of Stockholders pursuant to Section 228 of the Delaware General Corporation Law ("Delaware GCL"). However, under federal law, these Corporate Actions may not be effected until at least 20 days after this Information Statement has first been sent to Company Stockholders.

      Section 228 of the Delaware GCL permits stockholder action in lieu of a meeting of stockholders if holders of a sufficient number of voting shares to approve the actions consent to the actions in writing. Approval of the Revised Charter requires the vote of stockholders who own a majority of the shares represented by the Company's issued and outstanding shares of voting stock. Approval of the 2001 ESOP requires the vote of stockholders who own a majority of the shares represented by the Company's voting stock present at a meeting of stockholders.

      Only Stockholders of record of the Company's voting stock outstanding at the close of business on December 3, 2001, the Record Date, are entitled to receive this Information Statement and the Notice of Action by Written Consent.

      As of the Record Date, the following shares of voting stock of the Company were issued and outstanding:

Common Stock:     19,678,148 shares, each share entitled to one vote; 19,678,148 votes in the aggregate.

Series D
Preferred Stock:  268,150.87 shares, each share entitled to 641.215 votes;
                  171,942,360 votes in the aggregate.

      As of the Record Date, The Majority Stockholders own an aggregate of 153,405 shares of Series D Preferred Stock that, in the aggregate, equal 98,365,587 of the votes represented by the Company's issued and outstanding shares of voting stock, a sufficient amount to approve the Corporate Actions.

      The holders of the Company's capital stock do not have dissenters' or appraisal rights with regard to any of the Corporate Actions.

      The mailing address of the principal executive office of the Company is One Anderson Hill Road, Suite 103, Bernardsville, NJ 07924. The phone number of the Company is (908) 630-8700


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

                                   Background

      Merger and Change of Control

      On July 27, 2001, the Company, Millennium Biotechnologies, Inc. ("Millennium") and the Millennium stockholders entered into and consummated an Agreement and Plan of Reorganization (the "Merger Agreement") whereby a new wholly-owned Regent subsidiary merged into Millennium (the "Merger"). Since the Merger, the Company's only material operations are conducted by Millennium. The Merger was approved by Millennium stockholders. Approval of the Merger by Company stockholders was not required and not obtained. You are not being asked to approve the Merger.

      As a result of the Merger:

o     Millennium is Regent's wholly-owned subsidiary;

o     Millennium paid $145,000 of Regent's debts;

o the Millennium stockholders received .025 shares of newly created Regent Series D Preferred Stock ("D Preferred Stock") in exchange for each share of their Millennium common stock;

o each share of D Preferred Stock is convertible into 641.215 shares of Company Common Stock and entitles the holder of D Preferred Stock to
      641.215 votes per share;

o a total of 237,049.7 shares of D Preferred Stock were issued to the Millennium stockholders which, at that time, entitled the Millennium stockholders to approximately 96.2% of the voting rights of Regent's capital stock;

o     all of Regent's officers and one of its directors resigned;

o Jerry Swon was appointed the Company's President, Chief Executive Officer and a Director; and

o Bruce Deichl was appointed the Company's Chief Operating Officer, Secretary and a Director.

      On October 15, 2001, the Company's two remaining pre-Merger Directors resigned and were replaced by Michael G. Martin and David Sargoy.

      Prior to the merger, Regent had no active substantive business operations. It consummated the merger to obtain business operations. Millennium consummated the merger to become a public company. Millennium is a research-based bio-nutraceutical company specializing in the field of nutritional science. It launched its first product, RESURGEX(TM), in September 2001. RESURGEX(TM) is a nutritional adjunct to the medical treatment for certain chronic immuno-compromising debilitating diseases.

For more detailed information on Millennium's business, see General Information; Business.

      On April 24, 2001, the Company and Millennium entered into a letter of intent pursuant to which Millennium stockholders would acquire approximately 95% of the Company in exchange for 100% of their Millennium shares. Initially, the Company offered Millennium stockholders 90% of the Company after consummation of the merger. Following negotiations and taking into account the factors discussed below, the parties settled on 95%. Between April 24, 2001 and July 27, 2001, the parties conducted their due diligence, agreed upon an exchange rate of .025 shares of D Preferred Stock for each share of Millennium common stock and set the D Preferred Stock conversion rate of 641.215 shares of Company Common Stock for each share of D Preferred Stock. The letter of intent and the terms of the definitive merger agreement were negotiated by the Company's Chairman and Millennium's Chief Executive Officer. Principal factors taken into account in determining the percentage of the Company to be owned by Millennium stockholders and existing Company stockholders following consummation of the merger were:

         o  the value to Millennium of the Company as a public vehicle;

         o the amount of Company debt that Millennium would be required to pay to consummate the merger;

         o the amount of Company debt that Millennium would inherit upon consummation of the merger;

         o the amount of Company debt that would be converted to equity prior to consummation of the merger; and

         o  the current and anticipated value of Millennium's business.

      The Merger was effected by the filing of a Certificate of Merger with the State of Delaware and was consummated pursuant to exemptions from federal and applicable state securities registration provisions. The parties were not required to comply with any other federal or state regulatory requirements or obtain any other material approvals in connection with the Merger.

      For accounting purposes, the merger was treated as an acquisition of Regent by Millennium, and a recapitalization of Millennium.

      The Tax Reform Act of 1986 provided for a limitation on the use of net operating loss (NOL) carryforwards following certain ownership changes. As a result of the merger, a change in ownership greater than 50% has occurred as to Regent. Under such circumstances, the potential benefits from the utilization of such NOL carryforwards of Regent may be substantially limited or reduced in the future.

      Amendment To The Certificate Of Incorporation Concerning Name Change

      The Board of Directors of the Company has unanimously determined that it is advisable to amend the Company's Certificate of Incorporation to change the name of the Company to "Millennium Biotechnologies Group, Inc." The Board recommended this name change to the Company's stockholders and the Majority Stockholders have approved it.

      Since the Merger, the Company's sole substantive business operations have been those of its wholly-owned subsidiary, Millennium Biotechnologies, Inc. Management believes that changing the Company's name to "Millennium Biotechnologies Group, Inc." will better reflect the Company's business operations.

     Amendments To The Certificate Of Incorporation Concerning Common Stock

      The Board of Directors of the Company has unanimously determined that it is advisable to amend the Company's Certificate of Incorporation to:

            1. increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and decrease the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share; and

            2. effect a one-for-12 reverse split of the Company's Common Stock with all fractional shares rounded up to the next whole share ("Reverse Split").

      The Board recommended these changes to the Company's Common Stock to the stockholders and the Majority Stockholders have approved them. The Revised Charter adopting the above changes is set forth in Exhibit A to this Information Statement.


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

      Reasons For These Changes To The Company's Common Stock

      Increase in Authorized Shares. The increase in the number of authorized shares of Common Stock is required to provide sufficient authorized but unissued shares of Common Stock to permit:

      o     conversion of all outstanding shares of D Preferred Stock; and

      o the raising of additional funds through the sale of the Company's securities.

      The Company has no specific plans with regard to its use of the authorized but unissued/unreserved shares; however, it anticipates that it will continue its efforts to raise capital through the sale of its Common Stock.

      The Board of Directors has authorized the conversion of all of the issued and outstanding shares of D Preferred Stock into Common Stock immediately following the filing of the Revised Charter.

      Reverse Split. Management believes that the Reverse Split is necessary to promote a more efficient and realistic trading market for the Company's Common Stock.

      General Effect Of These Changes To The Company's Common Stock

      Stockholders will not realize any dilution in their percentage of ownership of the Company or their voting rights as a result of the foregoing changes. However, the Reverse Split most likely will affect the market value of the Common Stock. No assurance can be given that the market value of the Common Stock will increase in inverse proportion to the ratio of the Reverse Split. Issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders' percentage ownership of the Company and,
(ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders' shares. In addition, the Company's Board of Directors could issue large blocks of Company Common Stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

                 Amendments To The Certificate Of Incorporation
                  Concerning Limitation Of Directors' Liability

      The Board of Directors of the Company has unanimously determined that it is advisable to amend the Company's Certificate of Incorporation to add provisions related to limiting directors' liability.

      The Board recommended these changes to the Company's Common Stock to the stockholders and the Majority Stockholders have approved them. The Revised Charter adopting the above changes is set forth in Exhibit A to this Information Statement.

      Reasons For And General Effect Of These Changes

      The limitation of directors' liability provision is intended to facilitate the Company's ability to attract and retain qualified directors to serve on the Board of Directors. The provision gives the Company's directors the full protection against personal liability that is permitted under the Delaware GCL by eliminating the personal liability of directors to the Company and its stockholders for monetary damages for breach of duties as a director except for:
(i) any breach of the director's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability under
Section 174 of the Delaware GCL which relates to unlawful payment of dividends or unlawful stock purchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. The provision limiting the liability of directors shall not be applicable to any act or omission occurring prior to the adoption of said provision.

      Adoption of the provision limits the remedies otherwise available to a stockholder seeking to challenge a decision by the Board of Directors, including, for example, a decision relating to an acquisition proposal or a similar transaction, even if such a decision was grossly negligent. While the provision limits the directors' liability for monetary damages for breach of fiduciary duty, it would not limit the availability of equitable remedies such as an injunction or rescission based on a director's breach of those duties, nor apply to claims against a director arising out of actions taken as an officer of the Company or limit a stockholder's ability to seek relief under any other law, including the federal securities laws. Although equitable remedies such as injunction and rescission would continue to be available, the provision may nevertheless reduce the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of duty, even though such an action, if successful, might have benefited the Company and its stockholders. The Board of Directors believes that the limitation of directors' liability provision strikes the proper balance between the need to attract and retain highly qualified directors and the need to hold directors accountable to the Company and its stockholders for actions that are not in the Company's best interest. Stockholders should note, however, that because the Company's directors may benefit from the added protection the provision provides, the directors have a personal interest in its adoption.

 Restatement Of And Non-Material Amendments To The Certificate of Incorporation

      The Board of Directors of the Company has unanimously determined that it is advisable to restate the Certificate of Incorporation to consolidate and clarify in one document the current provisions of the Certificate of Incorporation that, prior to such restatement, only could be found in the original Certificate as subsequently changed in a number of amendments thereto and certificates of designations. In this regard the Board determined that the following provisions in the Company's Certificate of Incorporation should be removed because they are no longer material and/or relevant:

            |X| all enumerated purposes in Article III other than the general purposes clause;

            |X| all references to the Series A Preferred Stock; there being no shares of Series A Preferred Stock issued or outstanding;

            |X| all remaining references to Class B Capital Stock; the Class B Capital Stock previously having been removed by amendment to the Certificate of Incorporation; and

            |X| the provision that states that dividends on common stock may only be paid in common stock.

The Board also determined to update the language to make it consistent with all amendments. By way of example, the conversion rate for the Series B Preferred stock was adjusted for the Reverse Split.

      The Board also added the following provisions that merely recite provisions of the Delaware GCL available whether or not they are set forth in the Certificate of Incorporation:

            o no contract or transaction between the Company and one or more of its directors or officers shall be void or voidable solely because of the interest of the director or officer in the transaction, or solely because the director or officer is present at or participates in the meeting of the Board of Directors, provided that (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of the a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by such stockholders, or (c) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified by the Board of Directors or the stockholders entitled to vote thereon; and

            o the provisions that permit indemnification of directors, officers, employees and agents.

      The Board recommended these changes to the Company's Common Stock to the stockholders and the Majority Stockholders have approved them. The Revised Charter adopting the above changes is set forth in Exhibit A to this Information Statement.

      Reasons For And General Effect Of These Changes

      Restatement and Non-Dividend Changes. The original Certificate of Incorporation was filed in 1967. It was subsequently changed by the filing of a series of amendments and certificates of designations. Restating the Certificate of Incorporation and effecting these changes consolidates all of the material and relevant provisions of the Certificate of Incorporation in one coherent document. The non-material additions merely recite provisions that are applicable whether or not they are set forth in the Certificate of Incorporation.

      Common Stock Dividends. The change related to dividends on common stocks removes the restriction on declaring common stock dividends only in common stock. As a result, the Board is now capable of declaring dividends in cash or other securities. The current Board sees no reason to retain the prior restriction on common stock dividends.

                   Adoption of 2001 Employee Stock Option Plan

      Summary of the 2001 Employee Stock Option Plan

      The Company's Board of Directors adopted the 2001 Stock Option Plan (the "Plan") on December 3, 2001. The Plan authorizes the Company to issue 1,500,000 post-reverse split shares of common stock for issuance upon exercise of options. It also authorizes the issuance of stock appreciation rights ("SARs"). The Plan authorizes the Company to grant (i) incentive stock options to purchase shares of common stock (ii) non-qualified stock options to purchase shares of common stock and (iii) SARs.

      Objectives

      The objective of the Plan is to provide incentives to the Company's officers, other key employees, consultants, professionals and non-employee directors to achieve financial results aimed at increasing stockholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees, consultants, professionals and non-employee directors whose performance, in the judgment of the Company's Board of Directors, or a Committee thereof, can have significant effect on the Company's success.

      Oversight

      The Board of Directors or a Committee of the Board consisting of at least two non-employee directors as defined in Rule 16b-3 of the Securities Exchange Act of 1934 will administer the Plan by making determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the Plan and to establish and amend rules for its administration subject to the Plan's limitations.

      Types of grants

      The Plan allows for the grant of incentive stock options, non-qualified stock options, SARs in connections with options and independent SARs. The Plan does not specify what portion of the awards may be in the form of any of the foregoing. Incentive stock options awarded to Company employees are qualified stock options under the Internal Revenue Code.

      Statutory Conditions On Stock Options

      - Exercise Price

      Incentive stock options granted under the Plan must have an exercise price at least equal to 100% of the fair market value of the Common Stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of Company stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the Common Stock on the date of grant.

      Non-statutory stock options may have exercise prices as determined by the Board of Directors provided such exercise price is at least equal to 85% of the fair market value of the Common Stock as of the date of grant.

      - Dollar Limit

      The aggregate fair market value, determined as of the time an incentive stock option is granted, of the Common Stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

      - Expiration Date

      Any option granted under the Plan will expire at the time fixed by the Board or Board committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

      - Exerciseability

      The Board or Board committee may also specify when all or part of an option becomes exercisable, but in the absence by such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, Board or Board committee may accelerate the exerciseability of any option at its discretion.

      - Assignability

      Options granted under the Plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

      Payment Upon Exercise Of Options

      Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of Company Common Stock.

      Stock Appreciation Rights

      A Stock Appreciation Right is the right to benefit from appreciation in the value of the Company's Common Stock. The SAR holder, on exercise of the SAR, is entitled to receive from the Company in cash or Common Stock an amount equal to the excess of (x) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted. The Board or Committee may grant SARs in connection with all or any part of an Option granted under the Plan, either concurrently with the grant of the Option or at any time thereafter, and may also grant SARs independently of Options.

      Tax Consequences.

      An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.

      An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

      An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise.

      If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.

                               General Information

      Business

      The Company's sole material operations are conducted by its subsidiary, Millennium. Millennium was incorporated in the State of Delaware in November 2000 and is a research-based bio-nutraceutical company specializing in the field of nutritional science. The Company's mission is to bring innovative supplements to patients and health care providers, by designing nutraceutical products that complement traditional therapeutic treatments of infectious diseases.

      At the time of the Merger, Millennium had not yet realized any revenues. It commenced sale of its first product, RESURGEX(TM), in September 2001 in New Jersey and Connecticut where RESURGEX(TM) qualifies for Medicaid reimbursement.

      Millennium developed RESURGEX(TM) to play an important role as a nutritional adjunct to the medical treatment for certain chronic immuno-compromising debilitating diseases such as Acquired Immune Deficiency Syndrome ("AIDS") and cancer. Those infected with AIDS/HIV (Human Immunodeficiency Virus) and other chronic debilitating diseases present a multitude of medical/nutritional problems which include weight loss, immune dysfunction, free-radical pathology and loss of energy production. Millennium believes that RESURGEX(TM) is the first multi-component nutritional supplement designed to deal with each of these conditions. Specifically, RESURGEX(TM) has been formulated to address the loss of lean muscle, nutrient depletion, immune support, mitochondrial dysfunction and oxidative stress (free-radical damage) in individuals undergoing medical treatment for chronic medical conditions.

      The Company's proprietary formulation combines a unique blend of nutritional components that enable the individual to better tolerate both the effect of the disease and the side effects brought on by common medication regimes. The palatable taste, flavor and sweetness of RESURGEX(TM) and its easy-to-use delivery method are designed to promote sustained acceptance under long-term use and should have a significant impact on a patient's propensity to follow an ongoing regimen of compliance.

      Superoxide dismutase ("SOD/gliadin") is an integral component of RESURGEX(TM). SOD/gliadin is a unique patented, vegetarian form of the SOD master cellular defense enzyme, developed for oral use. In July 2001, Millennium entered into an exclusive license agreement with Isocell S.A., the holder of the patent for SOD/gliadin. Pursuant to the license, Millennium has the exclusive North American rights to purchase, promote and distribute SOD/gliadin in the channel of distribution for direct sale of nutraceutical products to physicians for resale to their patients or through physician prescription for Medicaid/Medicare reimbursement for nutritional supplements.(1)

      RESURGEX(TM) has been designed to:

      o     Replenish: reduce oxidative stress, support immune function

      o     Rebuild: maintain lean muscle, and

      o     Revitalize: increase energy.

      Replenish:

      Research has demonstrated the relationship between oxidative stress and the overall strength of the immune system. Many scientists believe that there is a direct correlation between oxidation and health impairment. RESURGEX(TM) helps repair the negative effects of oxidation by replenishing the body's supply of specific essential antioxidants. One of the most clinically key antioxidants in RESURGEX(TM) is Superoxide Dismutase (SOD), a master cellular defense enzyme that also helps regulate other defense enzymes in the cell.

      RESURGEX(TM) contains a special form of SOD that is wrapped in gliadin. Gliadin protects SOD as it passes through the stomach, so it can be easily absorbed - and provides substantial antioxidant protection. Clinical studies have found that reduced levels of SOD are associated with impaired health. Accordingly, the Company believes that SOD Gliadin serves as a vital component to replenish this important antioxidant enzyme.

      Rebuild:

      A compromised immune system is typically accompanied by loss of lean muscle, which hampers the body's ability to fight infection and function normally. Conversely, increased lean muscle mass can benefit immune function. In order to maintain lean muscles, the body needs high-quality protein that includes essential and non-essential amino acids - such as those found in RESURGEX(TM).

      RESURGEX(TM) provides what researchers consider one of the best sources of protein for building and retaining lean muscle mass: undenatured whey and instantized casein proteins. Whey is a complete protein, containing all of the essential and non-essential amino acids. High quality undenatured whey - like that found in RESURGEX(TM) - boasts the highest branched chain amino acids and immunogloblins. That is why undenatured whey is so important for individuals undergoing medical treatment for chronic wasting caused by the loss of lean muscle mass. RESURGEX(TM) also provides important dietary supplements such as Ornithine Alpha-

----------
(1) The above statements and other similar statements contained in this Report concerning RESURGEX(TM), SOD/gliadin and other RESURGEX(TM) ingredients have not been evaluated by the Food and Drug Administration and are not intended to diagnose, treat, cure or prevent any disease.

Ketoglutarate, Nucleotides, L-Glutamine and Branched Chain Amino Acids. These supplements play key roles in muscle recovery, muscle growth, and energy maintenance - and protect against muscle damage during stress.

      Revitalize:

      Every living thing - including cells and organs - needs a certain amount of energy to function properly. To maintain a healthy immune system, the body must continuously manufacture ATP (Adenosine Triphosphate), the primary energy-carrying molecule. This is a particularly serious challenge for people undergoing medical treatment for degenerative diseases. RESURGEX(TM) helps revitalize energy production by providing important nutrients that support the mitochondria, the area in cells where ATP is produced. These nutrients - including D-Ribose, L-Carnitine, and Coenzyme Q10 - are used by almost every living cell and they work to help the body naturally generate the energy it needs for a variety of important functions.

      Key Specialty Ingredients in RESURGEX(TM)

      SOD/gliadin is one of the key ingredients contained in RESURGEX(TM), that help to reduce oxidative stress. Other RESURGEX(TM) ingredients which play a role in this category, include the following:

      Beta-1, 3-D-glucans
      Coenzyme Q10
      Fruit polyphenols
      High immunoglobulin whey protein
      L-Glutamine
      L-Lysine Nucleotides

      RESURGEX(TM) builds lean muscle by providing the following high quality protein and other central nutrients including:

      Undenatured whey protein
      Branched chain amino acids
      Instantized casein
      L-Glutamine
      Nucleotides
      OKG (ornithine alpha ketoglutarate)

      RESURGEX(TM) supports mitochondrial function and provides the following nutrients that help increase energy production:

      Coenzyme Q10
      D-Ribose
      SOD/gliadin

      L-Carnitine
      MCT (medium chain triglycerides)
      L-Glutamine

Principal Market

      The principal market for the Company's products is comprised of patients whose immune systems have been compromised as a result of chronic and acute viral based infections. The first market segment targeted by the Company is patients with HIV caused AIDS cases. Management believes that there is a significant demand and expanding market for RESURGEX(TM) because of the large population of HIV infected persons. Nutritional supplements are steadily becoming an adjunct in the treatment of people living with HIV and AIDS. RESURGEX(TM) is a nutritional supplement targeted to support immuno-compromised individuals undergoing medical treatment for chronic debilitating diseases that cause tissue wasting (weight loss), oxidative stress, mitochondrial failure (fatigue/low energy) and immune dysfunction.

      Long term, the Company plans to expand its focus to patients suffering from other chronic debilitating diseases such as cancer, hepatitis and chronic fatigue syndrome. In addition, we plan to explore RESURGEX(TM)'s application to the health market as a supplement to enhancing health and well being.

Intellectual Property

      Millennium owns all rights to the formulation of RESURGEX(TM) and has filed a compositional patent application with respect to this formulation. It also has filed for trademark protection for the name "RESURGEX". These applications are presently pending before the United States Patent and Trademark Office. No assurance can be given that the patent or trademark will be issued or that, if issued, their rights will afford adequate protection to the Company. In addition, the Company relies on trade secrets and unpatented proprietary technology. There is no assurance that others may not independently develop the same or similar technology.

      On July 25, 2001, Millennium entered into an exclusive limited patent sublicense and distribution agreement with Isocell SA, a French company, which owns the rights to the combination of oral administrable SOD/gliadin. Isocell SA also owns the United States patent for Pharmaceutical compositions containing a Superoxide Dismutase which includes gliadin. Pursuant to the License Agreement, Millennium is granted an exclusive sublicense to promote and distribute SOD/gliadin for use as a dietary supplement or functional food in certain defined medical market channels of distribution in North America involving direct sales of nutraceutical products to physicians for resale to their patients or through physician prescription for Medicaid/Medicare reimbursement for nutritional supplements.

      The License Agreement provides for the sale of SOD/gliadin to Millennium at stated unit prices subject to volume discounts. The term of the agreement is for five years, provided that

Isocell may cancel the license (or make it non-exclusive) in the event that Millennium purchases of SOD/gliadin do not meet scheduled minimum quotas for any calendar quarter during the term. In such event, Millennium may avoid termination of the license by paying 50% of the prescribed purchase minimum.

Regulatory Environment

      The manufacturing, processing, formulation, packaging, labeling and advertising of RESURGEX(TM) are subject to regulation by federal agencies, including the Food and Drug Administration (the "FDA"), the Federal Trade Commission, the Consumer Product Safety Commission, the United States Department of Agriculture, the United States Postal Service and the United States Environmental Protection Agency. These activities are also subject to regulation by various agencies of the states and localities in which the Company plans to sell RESURGEX(TM).

      The "Dietary Supplement Health and Education Act of 1994" (the "Dietary Supplement Law") broadly regulates nutritional labeling, claims and manufacturing requirements for dietary supplements. The Dietary Supplement Law provides for regulation of Statements of Nutritional Support ("Statements"). These Statements may be made if they are truthful and not misleading and if "adequate" substantiation for the claims is available. Statements can describe claims of enhanced well-being from use of the dietary supplement or product statements that relate to affecting a structure or function of the body. However, Statements cannot claim to diagnose, treat, cure, or prevent any disease, regardless of the possible existence of scientific reports substantiating such claims.

      Statements appearing in dietary supplement labeling must be accompanied by disclaimer stating that the FDA has not evaluated the Statements. Notification to the FDA of these Statements is not considered approval of the Statements. If the FDA determines in possible future proceedings that dietary supplement Statements fail to met the requirements of the Dietary Supplement Law, a product may be subject to regulation as a drug. The FDA retains all enforcement means available to it (i.e. seizure, civil or criminal penalties, etc.), when investigating or enforcing labeling claims.

      The Federal Trade Commission ("FTC") regulates advertising of dietary supplements such as RESURGEX(TM). The Federal Trade Commission Act prohibits unfair or deceptive trade practices and false or misleading advertising. The FTC has recently been very active in its enforcement of advertising against manufacturers and distributors of nutritional dietary supplements having instituted several enforcement actions resulting in signed agreements and payment of large fines. Although the Company has not been the target of a FTC investigation, there can be no assurance that the FTC will not investigate the Company's advertising in the future.

      The Company is unable to predict the nature of any future laws, regulations, interpretations, or applications, nor can it predict what effect additional governmental regulations or administrative orders, when and if promulgated, would have on its business in the future. They could, however, require the reformulation of certain products not possible to be reformulated, imposition of additional record keeping requirements, expanded documentation of the properties of certain products, expanded or different labeling and scientific substantiation regarding product ingredients, safety or usefulness. Any or all such requirements could have a material adverse effect on the Company's results of operations and financial condition.

Medicaid Reimbursement

      Approval for reimbursement by state Medicaid programs is important for the marketing efforts undertaken by the Company. To that effect, Millennium had applied for and has recently gained inclusion into the First Data Bank ("FDB"). FDB provides pharmaceutical and nutraceutical pricing and product information to all 50 states, as well as the District of Columbia. FDB, a wholly owned subsidiary of the Hearst Corporation, is the world's leading supplier of healthcare knowledge databases, supplying drug knowledge to over 40,000 pharmacies, 4,000 hospitals, all 50 state Medicaid programs and virtually all major vendor and private drug benefit programs. The majority of drug wholesalers and manufacturers also use one or more of its products. Inclusion in FDB facilitates access to all state Medicaid programs, Managed Care Organizations and other important health care and reimbursement organizations.

      With inclusion in FDB, most state Medicaid organizations qualify RESURGEX(TM) automatically under the open formulary system. Several states, however, require a more formal application process, among them the State of New York. Millennium has applied for approval by Medicaid and ADAP (Aids Drug Assistance Program) for the State of New York. It has completed and submitted its application to the New York State Medicaid Department. In addition, it is selling RESURGEX(TM) to physicians and obtaining Medicaid reimbursement in New Jersey and Connecticut.

Marketing Strategy

      Millennium will seek to build awareness and brand name recognition by cooperating with recognized researchers and scientists that are most likely to advocate proactive approaches to therapeutic treatments. While these relationships bring to the Company valuable expertise they will be sought also to potentially facilitate the successful demonstration of the benefits gained from the use of Millennium's products.

      A successful marketing strategy for RESURGEX(TM) emphasizes support of Medicaid and other organizations that provide reimbursement programs. Support in this sense means that Medicaid includes RESURGEX(TM) in its universe of products that qualify for reimbursement when prescribed by the medical profession. With reimbursement covered, doctors can prescribe it to their patients and more persons in need can have access to it. This carries certain significance since many people in the target groups are economically disadvantaged. The recent inclusion of RESURGEX(TM) in First Data Bank resulted in approval under the open formula category, by 42 states, including the important markets of New Jersey and Connecticut. As noted above, the Company also has moved to obtain approval by Medicaid and ADAP in New York.

      The tri-state New York geographical area accounts for a substantial number of the persons affected by immune systems dysfunction in the United States. The Company's goal is to reach a minimum of ten percent of this market within three years.

Competition

      There are many other nutraceutical products on the market that have been approved for Medicaid reimbursement in various states as dietary supplements in the field of immuno-deficiencies. However, RESURGEX(TM) is the only product available that features the patent-protected SOD/Gliadin formulation. Millennium has the exclusive right to market and distribute SOD/gliadin in certain defined medical markets in the North America. There can be no guaranty, however, that a competitive product will not emerge with features and characteristics that are superior to those of RESURGEX(TM).

Product Production

      All manufacturing, warehousing and distribution functions are outsourced to various vendors and suppliers.

Seasonality and Dependency

      The industry segment in which the Company does business is not seasonal.

Employees

      As of February 15 2002, the Company employed 11 persons, of whom six were primarily engaged in sales and marketing, one in research and development, and four in managerial and general administrative functions. The Company has no collective bargaining agreements with its employees.

Facilities

      The Company's administrative facilities are located in approximately 2,200 square feet leased office space at One Anderson Hill Road, Bernardsville, New Jersey, for which the Company has entered into a five-year lease that commenced January 1, 2001. The lease calls for monthly base rent of $5,807 plus allocated expenses. All manufacturing, warehousing and distribution functions are outsourced and corresponding facilities are operated by third entities.

      The Company plans to move its primary headquarters operations in the near future to larger facilities in the same area and sublet its current facilities. In October 2001, the Company signed a five-year lease commencing in May 2002, for approximately 4,500 square feet of office space. The lease calls for monthly base rent of $9,116 plus allocated expenses and taxes during the first two years. Base rent increases to $9,876 per month for the last three years of the term. This lease has been personally guaranteed by an officer of the Company.

      Legal Proceedings

      The Company is not presently a party to any material litigation.

      Security Ownership Of Certain Beneficial Owners And Management

      The following table sets forth as of February 26, 2002 the beneficial ownership of Common Stock and D Preferred Stock of the Company after giving effect to the Reverse Split by (i) each person who is known to be the beneficial owner of more than 5% of the Company's voting stock, (ii) each of the Directors, Executive Officers and key employees of the Company and Millennium and (iii) all directors, officers and key employees of the Company and Millennium as a group. Except as otherwise noted, the persons named in this table, based upon information provided by these persons, have sole voting and investment power with respect to all shares of common and preferred stock owned by them.

Name and Address                  Amount of             Amount of             Percentage of
of Beneficial                     Common Stock Stock    D Preferred           Voting Stock
Owner (1)                         Beneficially owned    Beneficially owned    Outstanding (2)
----------------                  ------------------    ------------------    ---------------
Robert M. Long                        144,271(3)                0                  **

Anthony Vickerson                        0(4)                   0                  **

Jane Swon                                0                  74,015.625(5)          23.8%

P. Elayne Wishart                        0                  71,890.625(6)          23.1%

Jerry E. Swon                         133,334(7)                0                  **

Bruce L. Deichl                       133,334(8)                0                  **

David Sargoy                          133,334(9)               375                 **

Michael G. Martin                     133,334(10)               0                  **

David Miller                             0                  49,022(11)             16.6%
1748 Monroe Ave
Bronx, NY 10457


Greg Palmacci                         133,334(12)           34,576.95(12)          12.6%
4 Pinehurst Ct
Frisco, TX 75034

Carl Germano                           83,334(13)            5,273.125(13)         2.3%

Christopher DeMarzo                    25,000(14)            3,000(14)             1.2%

Frank Guarino                            0                      0                  0%

Jerry T. Swon                            0                   6,250(15)             2.1%

John Swon                                0                   6,250(15)             2.1%

All Current Directors, Officers
and other significant
employees as a
Group (9 persons)
(7)(8)(9)(10)(13)(14)(15)             641,670               21,148.125             10.3%

----------
**  Less than 1%

(1) The address of each beneficial owner is c/o Regent Group, Inc., One Anderson Hill Rd., Suite 103, Bernardsville, NJ 07924.

(2) The information contained in this table reflects beneficial ownership, which means generally any person who, directly or indirectly, has or shares voting power or investment power with respect to a security. The percentage of voting stock is calculated by combining the number of votes attributable to the Common and D Preferred Stock beneficially owned by a stockholder divided by the total number of votes attributable to all issued and outstanding shares of Common and D Preferred Stock. Each share of Common stock is entitled to one vote and each share of D Preferred Stock is entitled to 641.215 votes. As noted above, this table takes into account the Reverse Split. As a result, shares of common stock have been divided by 12. Although the D Preferred Stock is not reverse split, according to its terms, the number of votes per share of D Preferred Stock has been proportionately reduced by 12 as a result of the Reverse Split. In accordance with the rules promulgated by the Securities and Exchange Commission, beneficial ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including through the exercise of options, warrants or other rights, or through the conversion of a security. More than one person may be deemed to be a beneficial owner of the same securities.

(3) Mr. Long served as a director of the Company until October 15, 2001. All of the shares listed are owned by Longview Partners. Mr. Long has sole voting and dispositive power of the shares of Common Stock held by Longview Partners.

(4) Mr. Vickerson served as Chief Operating Officer until July 27, 2001 and as a Director of the Company until October 15, 2001.

(5) Includes all D Preferred Stock issuable upon exercise of her Millennium warrants. Ms. Swon acquired 54,015.625 shares of D Preferred Stock pursuant to the Merger in exchange for 2,160,625 shares of Millennium common stock. The foregoing also includes 4,412.7 shares of D Preferred Stock that Ms. Swon intends to transfer to each of three individuals in furtherance of a settlement by her husband, Jerry Swon, of a 1995 civil lawsuit. Ms. Swon is the registered holder of five year warrants to purchase 800,000 shares of Millennium. As a result of the Merger, the warrants now entitle the holder to purchase 20,000 of the Company's D Preferred Stock. Jerry E. Swon, Ms. Swon's husband, disclaims beneficial ownership of all Company securities owned by Ms. Swon.

(6) Includes all D Preferred Stock issuable upon exercise of her Millennium warrants. Ms. Wishart acquired 51,890.625 shares of D Preferred Stock of the Company pursuant to the Merger in exchange for 2,072,385 shares of Millennium common stock. The foregoing also includes 4,412.7 shares of D Preferred Stock that Ms. Wishart intends to transfer to each of three individuals in furtherance of a settlement by her husband, Bruce Deichl, of a 1995 civil lawsuit. In addition, Ms. Wishart is the registered holder of five year warrants to purchase 800,000 shares of Millennium. As a result of the Merger, the warrants now entitle the holder to purchase 20,000 of the Company's D Preferred Stock. Bruce Deichl, Ms. Wishart's husband, disclaims beneficial ownership of all Company securities owned by Ms. Wishart.

(7) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights. Does not include any securities owned by Jane Swon, Mr. Swon's spouse, which securities Mr. Swon disclaims beneficial ownership.

(8) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights. Does not include any securities owned by P. Elayne Wishart, Mr. Deichl's spouse, which securities Mr. Deichl disclaims beneficial ownership.

(9) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights.

(10) Includes shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights.

(11) Mr. Miller holds options to purchase 150,000 shares of Millennium common stock, which are exercisable into 3,750 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Mr. Miller's holding include these 3,750 shares. Mr. Miller's holdings also include 32,081.95 shares that are subject to an option he granted to Greg Palmacci. As noted in footnote 12, Mr. Palmacci's holdings include these shares too.

(12) Common Stock represents shares issuable upon exercise of warrants to purchase 133,334 shares of the Company's post Reverse Split Common Stock. The warrants have a cashless exercise provision and include certain piggyback registration rights. D Preferred Stock includes shares issuable upon exercise of a warrant from David Miller to purchase up to 32,081.95 shares of D Preferred.

(13) Mr. Germano holds options to purchase 1,054,625 shares of Millennium common stock, of which 210,925 are vested and are exercisable into 5,273.125 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Mr. Germano's holdings include these 5,273.125 shares of D Preferred Stock. Also includes shares issuable upon exercise of options to purchase 41,667 shares of post Reverse Split Company Common Stock.

(14) Mr. DeMarzo holds options to purchase 600,000 shares of Millennium common stock, of which 120,000 are vested and are exercisable into 3,000 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Mr. DeMarzo's holdings include these 3,000 shares. Also includes shares issuable upon exercise of options to purchase 12,500 shares of post Reverse Split Company Common Stock.

(15) Jerry T. Swon and John Swon each hold options to purchase 250,000 shares of Millennium common stock, which are exercisable into 6,250 shares of D Preferred Stock pursuant to the terms of the Merger Agreement. Jerry T. Swon's and John Swon's holding each include the 6,250 shares of D Preferred Stock issuable upon exercise of their respective options.

Restrictions On Sales By Pre-Merger Affiliates.

      Pursuant to a no-action letter issued by the staff of the Securities and Exchange Commission (NASD Regulations, Inc., January 21, 2000), shareholders who are affiliates, or transferees of such affiliates, of a "blank check company" prior to a merger between that company and an operating company may not be eligible to rely on the safe harbor contained in Rule 144 of the Securities Act of 1933 with regard to the sale of their shares of the blank check company after the merger. A "blank check company" is a development stage company that has no specific business plan or purpose or has indicated its business plan is to engage in a merger or acquisition with an unidentified company. Accordingly, those persons who were affiliates of Regent prior to the merger, and their transferees, may not be able to sell their Regent shares after the merger absent registration under the Securities Act and any such sales made by them after the merger may have been in violation of the Securities Act.

      Commencing February 12, 2002, the Company instructed its transfer agent to place stop transfer instructions on all shares held of record by such affiliates and all shares of transferees of such affiliates which the Company has been able to identify. The Company also has notified these affiliates that they should not sell or transfer any such shares and that they should advise their transferees to refrain from doing so. The Company intends to use its best efforts to file a registration statement to register the foregoing shares after the mailing of this Information Statement.

      Market for Common Stock and Related Stockholder Matters

      Regent's Common Stock is traded in the over-the-counter market on the OTC Bulletin Board. The following table sets forth, for the periods indicated, the high and low closing bid prices for one share of Common Stock. These prices were obtained from the Pink Sheets LLC. The quotations represent prices between dealers and do not include retail markups, markdowns or commissions and do not necessarily represent actual transactions.

      The market for the Common Stock has been sporadic and there have been long periods during which there were few, if any, transactions in the Common Stock and no reported quotations. Accordingly, reliance should not be placed on the quotes listed below, as the trades and depth of the market may be limited, and therefore, such quotes may not be a true indication of the current market value of the Company's Common Stock.

                                                     Bid Prices
                                                     ----------

                                                High             Low
                                                ----             ---
      Fiscal Year ended July 31, 2000

      First Quarter.......................    $ 1.6875        $ 0.40625
      Second Quarter......................      0.4375          0.23
      Third Quarter ......................      0.78125         0.22
      Fourth Quarter .....................      0.625           0.375

      Fiscal Year Ended July 31, 2001

      First Quarter.......................    $ 0.625         $ 0.375
      Second Quarter......................      0.65625         0.3125
      Third Quarter ......................      0.54            0.55
      Fourth Quarter .....................      0.15            0.072

      Fiscal Year Ending July 31, 2002

      First Quarter.......................    $ 0.50          $ 0.16
      Second Quarter......................      0.27            0.14

      As of February 13, 2002, there were approximately 1,176 holders of record of the Company's Common Stock. In addition, there were approximately 10 holders of record of the Company's Series B Convertible Preferred Stock, 67 holders of record of the Company's Series C Preferred Stock and approximately 96 holders of record of the Company's D Preferred Stock.

      No cash or stock dividends have been declared or paid during the last two fiscal years. No cash dividends may be declared or paid on the Company's Common Stock if, and as long as, the Series B Preferred Stock is outstanding or there are unpaid dividends on outstanding shares of Series C Preferred Stock. No dividends may be declared on the Series C Preferred Stock if, and as long as, the Series B Preferred Stock is outstanding. Accordingly, it is unlikely the Company will declare any cash dividends in the foreseeable future.

      Executive Compensation

      The following table sets forth, for the fiscal years ended July 31, 2001, 2000 and 1999, the compensation awarded to, earned by or paid to persons who served as the Company's Chief Executive Officer or in similar function during the fiscal year ended July 31, 2001, and such information with respect to other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 for the fiscal year ended July 31, 2001 (collectively, the "Named Executive Officers").

                                                                                              Long-Term Compensation
                                                                                              ----------------------
                                                    Annual Compensation
                                                                                          Awards                   Payouts
                                 Fiscal                           Other           Restricted    Securities               All
                                 Year                             Annual          Stock         underlying    LTIP       Other
Name and Principal               Ended       Salary     Bonus     Compensation    Award         Options       Payouts    Compen-
    Position                     July 31     ($)        ($)       ($)             ($)           SARs          ($)        sation($)
------------------               -------     ------     ------    ------------    ----------    ----------    -------    ---------
Jerry E. Swon (1)                2001        75,000     25,000    (4)             -0-           -0-           -0-        (4)
President, CEO                   2000        -0-        -0-       -0-             -0-           -0-           -0-        -0-
                                 1999        -0-        -0-       -0-             -0-           -0-           -0-        -0-

Bruce L. Deichl (2)              2001        75,000     25,000    (4)             -0-           -0-           -0-        (4)
COO, Secretary                   2000        -0-        -0-       -0-             -0-           -0-           -0-        -0-
                                 1999        -0-        -0-       -0-             -0-           -0-           -0-        -0-

Robert M. Long (3)               2001        40,000     -0-       -0-             -0-           -0-           -0-        -0-
Chairman of the Board            2000        -0-        -0-       -0-             -0-           -0-           -0-        -0-
                                 1999        -0-        -0-       -0-             -0-           -0-           -0-        -0-

----------
(1) Salary includes $25,000 paid to Mr. Swon for services in the period from November 2000 through March 2001 under a consultancy arrangement. Mr. Swon also received warrants to purchase 1,600,000 common shares of the Company, exercisable during five years at $0.25 per share.

(2) Salary includes $25,000 paid to Mr. Deichl for services in the period from November 2000 through March 2001 under a consultancy arrangement. Mr. Deichl also received warrants to purchase 1,600,000 common shares of the Company, exercisable during five years at $0.25 per share.

(3) Mr. Long served as the Company's chairman of the board until July 27, 2001.

(4) The named individual receives a non-accountable expense allowance of $1,500 per month. The value of other non-cash compensation paid to individuals named above did not exceed 10% of the aggregate cash compensation or $50,000, paid to such individual, or to all executive officers as a group.

      The following table sets forth stock options and stock purchase warrants granted during the fiscal year ended July 31, 2001 and subsequent thereto the Named Executive Officers:

--------------------------------------------------------------------------------
           Number of Common      %of Total Options
           Shares(1) Underlying  Granted to Employees  Exercise       Expiration
Name       Options and Warrants  in Fiscal Year        Price ($/Sh.)  Date
--------------------------------------------------------------------------------
J.E. Swon       1,600,000               4.2%              $0.25        4/1/2006
B. Deichl       1,600,000               4.2%              $0.25        4/1/2006

      Each of the Company's directors received 1,600,000 warrants to purchase Company Common Stock at an exercise price of $0.25 per share for their services as advisors of the Company and members of its Board of Directors. The warrants have certain piggy-back registration rights. Directors who are non-officers or non-employees may, at the Company's discretion, receive nominal compensation to cover travel costs.

      Management

      The following is a summary of the employment agreements between the Named Executive Officers and Millennium:

      Jerry E. Swon. Pursuant to an employment agreement, dated April 1, 2001, with Millennium, Jerry Swon is entitled to a base salary of $150,000 per year pro rated for 2001; $250,000 per year for 2002; and $300,000 per year for the following years. In the first year of the term, payment of up to 40% of Mr. Swon's base salary shall be deferred until such time as Millennium, in its reasonable judgment, has the financial resources to pay such deferred compensation. Millennium acknowledges deferred compensation due to Mr. Swon as of July 31,

2001, in the amount of $45,000 for services rendered prior to July 31, 2001. In addition to the base salary Millennium may pay an annual bonus during each year of the term, at its sole discretion. Mr. Swon also receives a monthly expense allowance.

      Bruce L. Deichl. Pursuant to an employment agreement, dated April 1, 2001, with Millennium, Bruce Deichl is entitled to a base salary of $150,000 per year pro rated for 2001; $250,000 per year for 2002; and $300,000 per year for the following years. In the first year of the term, payment of up to 40% of Mr. Deichl's base salary shall be deferred until such time as Millennium, in its reasonable judgment, has the financial resources to pay such deferred compensation. Millennium acknowledges deferred compensation due to Mr. Deichl as of July 31, 2001, in the amount of $45,000 for services rendered prior to July 31, 2001. In addition to the base salary Millennium may pay an annual bonus during each year of the term, at its sole discretion. Mr. Deichl also receives a monthly expense allowance.

      Management's Discussion And Analysis Of Financial Condition
      And Results Of Operations and Plan of Operation

          Cautionary Statement Pursuant To "Safe Harbor" Provisions Of
               Section 21E Of The Securities Exchange Act Of 1934

      Except for historical information, the Company's reports to the Securities and Exchange Commission on Form 10-KSB and Form 10-QSB and periodic press releases, as well as other public documents and statements, including this Information Statement, contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company's products, reliance on third parties to produce the products, availability of Medicaid reimbursement for the purchase of Company products and other risks and uncertainties identified in the Company's reports to the Securities and Exchange Commission, periodic press releases, or other public documents or statements.

      Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

      Results of Operations:

      The following information relates to the first quarter of the Company's old fiscal year ending July 31, 2002. Please note that, on January 15, 2002, the Company changed its fiscal year to December 31.

      Quarter ended October 31, 2001

      During the quarter ended October 31, 2001, the Company recorded its first orders for Millennium's RESURGEX(TM) nutritional supplement, the Company's premier product. This marked the culmination of an intensive effort during the previous three quarters to complete product research and design, prepare the product for market, and set up initial sales and distribution channels.

      A successful marketing strategy for RESURGEX(TM) emphasizes support of Medicaid and other organizations that provide reimbursement programs. Support in this sense means that Medicaid includes RESURGEX(TM) in its universe of products that qualify for reimbursement when prescribed by the medical profession. With reimbursement covered, doctors can prescribe it to their patients and more persons in need can have access to it. The recent inclusion of RESURGEX(TM) in First Data Bank resulted in approval under the open formula category, by 42 states, including the important markets of New Jersey and Connecticut. Separately, the Company has moved to obtain approval by Medicaid and ADAP in New York, a most important market segment that does not currently subscribe to First Data Bank's open formula categorization of RESURGEX(TM) for purpose of reimbursement qualification in their area. . Revenues for the quarter ended October 31, 2001, amounted to $36,355, all such revenues generated by the Company's wholly owned subsidiary Millennium Biotechnologies, Inc. primarily from the sales of the Company's proprietary RESURGEX(TM) product. This revenue figure represents initial orders through not yet fully developed distribution channels. Management believes that future quarters will see a marked acceleration in product sales as those channels mature.

      Gross profits during the quarter amounted to $11,286 for a 31% gross margin. Costs-of-Goods sold contain certain non-linear expenses. Since direct product costs are comparatively lower, the gross margin is expected to significantly increase as revenues grow. After deducting selling expenses and general and administrative expenses of $565,302 the Company realized an operating loss of $554,016, compared to an operating loss of $103,488 for the first quarter in fiscal year 2001. Non-operating expenses totaled $3,272 primarily in form of interest expense. The net result for the quarter was a loss of $557,288 or $0.05 per share, compared to a loss of $54,838 or $0.01 per share for the same period last year. Comparisons to last year, however, are of little relevance, since the Company at that time had no revenues and virtually no operations.

      The quarter's net result was significantly affected by the need for expenditures in connection with putting in place marketing and sales operations and the supporting administrative infrastructure, resulting in relatively high operating expenses. Management does not consider this atypical for a new company engaged in launching a new product. The Company will continue to invest in further expanding its operations and in a comprehensive marketing campaign with the goal of accelerating the education of potential clients and promoting the name and products of the Company.

      The following information relates to the five month period from July 31, 2001, the end of the Company's old fiscal year, to December 31, 2001, the end of the Company's new fiscal year.

      Five Months Ended December 31, 2001
      -----------------------------------

      During the five month period ended December 31, 2001, the Company recorded its first orders for Millennium's RESURGEX(TM) nutritional supplement, the Company's premier product. Sales commenced in September 2001. This marked the culmination of an intensive effort during the previous three quarters to complete product research and design, prepare the product for market, and set up initial sales and distribution channels.

      A successful marketing strategy for RESURGEX(TM) emphasizes support of Medicaid and other organizations that provide reimbursement programs. Support in this sense means that Medicaid includes RESURGEX(TM) in its universe of products that qualify for reimbursement when prescribed by the medical profession. With reimbursement covered, doctors can prescribe it to their patients and more persons in need can have access to it. The recent inclusion of RESURGEX(TM) in First Data Bank resulted in approval under the open formula category, by 42 states, including the important markets of New Jersey and Connecticut.

      Revenues for November and December, 2001, totaled $42,987, bringing total revenues since the receipt of the first orders in September 2001 to $79,342. All these revenues were generated by the Company's wholly owned subsidiary Millennium Biotechnologies, Inc., primarily from the sales of the Company's proprietary RESURGEX(TM) product. This revenue figure represents initial orders through not yet fully developed distribution channels. Management believes that future quarters will see a marked acceleration in product sales as those channels mature.

      Gross profits during the five months ended December 31, 2001 amounted to $42,104 for a 53% gross margin. Costs-of-Goods sold contain certain non-linear expenses. Since direct product costs are comparatively lower, the gross margin is expected to significantly increase as revenues grow. After deducting selling expenses and general and administrative expenses of 1,034,247, the Company realized an operating loss of $992,143. Non-operating expenses totaled $20,028 primarily in the form of interest expense. The net result for the reporting period was a loss of $1,012,171 or $0.07 per share. Comparisons to the same period in last year are of little relevance, since the Company at that time had no revenues and virtually no operations.

      The period's net result was significantly affected by the need for expenditures in connection with putting in place marketing and sales operations and the supporting administrative infrastructure, resulting in relatively high operating expenses. Management does not consider this atypical for a new company engaged in launching a new product. The Company will continue to invest in further expanding its operations and in a comprehensive marketing campaign with the goal of accelerating the education of potential clients and promoting the name and products of the Company.

      Liquidity and Capital Resources

      In view of the start-up nature of the Company's business at this stage in its development, its operations were financed entirely by new equity investments through private placements with accredited investors who, during the five months' period ended December 31, 2001, purchased an aggregate 24,258 Series D convertible preferred shares (convertible into common stock at the rate of 1 preferred share for 641.215 common shares) and 9,824,994 common shares that, in the aggregate, added $1,960,000 to equity and working capital. This capital inflow was more than sufficient to compensate for the negative cash-flow from operations during the period and resulted in a working capital surplus of $388,411 at December 31, 2001.

      Management intends to further strengthen the Company's balance sheet and liquidity reserves through additional capital transactions during the upcoming quarters that involve further private placements of its equity securities with accredited investors. Discussions with several such potential investors are underway and are expected to yield positive results before the end of the first quarter in 2002.

      Plan of Operations

      Through the new fiscal year ending December 31, 2002, the Company plans to continue and expand the market introduction of RESURGEX(TM), initially in the tri-state New York/New Jersey/Connecticut area and in Philadelphia, Baltimore and Washington, D.C. and later throughout the U.S. and Canada. This program involves the promotion of brand recognition through inclusion in the First Data Bank network, cooperation with recognized personalities in the medical/nutritional community, and direct sales efforts directed towards pharmacies and physicians. Where necessary and desirable from a marketing point of view, the Company will undertake to apply for approval by certain Medicaid organizations that do not automatically adopt the First Data Bank open formula categorization of RESURGEX(TM) for purpose of reimbursement qualification in their area.

      To accomplish the foregoing, the Company anticipates that it will need to continue its research and development and significantly expand its sales force and supporting infrastructure. To accommodate such larger operations, the Company's administrative headquarters will move to larger facilities in the north central New Jersey area in the Spring of 2002. Management believes, but cannot assure that it will be able to cover the foregoing costs from cash on hand from its recent and on-going financing activities, operating revenues and the proceeds from future equity and/or debt securities offerings and warrant exercises. In the event that expenses are greater than anticipated, revenues from product sales are less than anticipated, proceeds from future financings are less than anticipated and/or certain other unforeseen circumstances occur, the Company may be required to cut back certain of its activities.

      Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

      As reported by the Company in its Form 8-K filed on October 10, 2001, the Company dismissed its former independent accountants, the firm of Wiener, Goodman & Company, P.C., and appointed the accountants for its subsidiary, Millennium, the firm of Rosenberg Rich Baker Berman and Company, as the Company's independent auditors.

      There were no disagreements with either accountant on accounting or financial disclosure.

      Financial Statements

      The Company's unaudited financial statements at and for the quarter ended October 31, 2001 are attached hereto as Exhibit C.

      The Company's unaudited financial statements at and for the five months ended December 31, 2001 are attached hereto as Exhibit D.

      The Company's audited financial statements at and for the fiscal year ended July 31, 2001 are attached hereto as Exhibit E.

      Unaudited Pro forma Financial Information

      Unaudited pro forma financial information that illustrates the effect of the Merger as if such transaction took place on January 1, 1999 is attached hereto as Exhibit F.

                                   EXHIBIT "A"

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               REGENT GROUP, INC.

      Regent Group, Inc., a corporation organized and existing under the law of the State of Delaware (the "Corporation"), which was originally incorporated under the name NMC Corp. pursuant to the original certificate of incorporation filed with the Secretary of State of the State of Delaware on November 28, 1967, hereby certifies as follows:

      At a meeting of the Board of Directors of the Corporation, a resolution was duly adopted pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, setting forth a proposed amendment and restatement of the Certificate of Incorporation of the Corporation and declaring its advisability. The stockholders of the Corporation approved the proposed amendment by written consent pursuant to Sections 228 and 242(b) of the General Corporation Law of the State of Delaware, as follows:

            RESOLVED, that the Certificate of Incorporation is hereby restated and amended to read in its entirety as follows:

                                    ARTICLE I

      The name of the Corporation (hereinafter called the "Corporation" or the "Company") is "MILLENNIUM BIOTECHNOLOGIES GROUP, INC."

                                   ARTICLE II

      The address of the Corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, New Castle County. The name of the registered agent at such address is the Corporation Service Company.

                                   ARTICLE III

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                   ARTICLE IV

      A. REVERSE SPLIT.

      Immediately prior to the filing of this Amended and Restated Certificate of Incorporation, the Corporation was authorized to issue 20,000,000 shares of common stock, par value $0.06-2/3 per share, of which 19,678,148 shares were issued and outstanding and 321,852 shares were unissued. The Certificate of Incorporation of the Corporation is hereby amended to effect a reverse split of the Company's issued and outstanding common stock, par value $.06-2/3 per share, in the ratio of one (1) share for every twelve (12) shares outstanding. All fractional shares resulting from the reverse split will be rounded up to the next whole share. As a result of this reverse split and the increase in the number of authorized shares of common stock reflected in Paragraph B of this
Article IV, the number of shares of authorized common stock shall be increased to 75,000,000, par value $.001 per share, of which approximately 1,639,846 shares will be issued and outstanding and approximately 73,360,154 shares will be unissued.

      B. AUTHORIZED SHARES.

      Upon the filing of this Amended and Restated Certificate of Incorporation, the aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Seventy Five Million Five Hundred Thousand (75,500,000) shares, consisting of:

            (1) Five Hundred Thousand (500,000) shares of preferred stock, par value $1.00 per share ("Preferred Stock"); and

            (2) Seventy-Five Million (75,000,000) shares of common stock, par value $0.001 per share.

      C. PREFERRED STOCK

            1. Powers and Rights of Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may be determined from time to time by the Board of Directors, each such series to be distinctly designated. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative. The voting rights, if any, of each series and the preferences and relative, participating, optional other special rights of each series and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix, by resolutions duly adopted prior to the issuance of any shares of a particular series of Preferred Stock so designated by the Board of Directors, the voting powers of stock of such series, if any, and the designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

            (a) The rate and times at which, and the terms and conditions on which, dividends on Preferred Stock of such series will be paid;

            (b) The right, if any, of the holders of Preferred Stock of such series to convert the same into, or exchange the same for, shares of other classes or series of stock of the Corporation and the terms and conditions for such conversion or exchange, including provision for adjustment of the conversion price or rate in such events as the Board of Directors shall determine;

            (c) The redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may by redeemed; and

            (d) The rights of the holders of Preferred Stock of such series upon the voluntary or involuntary dissolution, liquidation or winding up on the Corporation.

      Shares of one or more series of Preferred Stock may be authorized or issued in an aggregate amount not exceeding the total number of shares of Preferred Stock authorized by this Certificate of Incorporation, from time to time as the Board of Directors shall determine, and for such lawful consideration as shall be fixed by the Board of Directors.

            2. Designations, Preferences and Rights of Series B and C Convertible Preferred Stock

                  (1) Designation; Number of Shares.

                        (a) Sixty-Five  Thousand One Hundred Forty-One  (65,141)
                  shares of Preferred Stock shall be designated as and shall constitute the "Series B Convertible Preferred Stock", par value $1.00 per share (the "Series B Preferred); and

                        (b) Sixty-Four Thousand Seven Hundred Sixty-Three (64,763) shares shall be designated as and shall constitute the "Series C Convertible Preferred Stock", par value $1.00 per share (the "Series C Preferred").

                  (2) Dividends. The holders of Series B Preferred shall not receive any dividends. The holders of Series C Preferred shall be entitled to receive, out of funds legally available therefor, as and when declared by the Board of Directors, cash dividends at the rate of $.65 per share per annum, and no more, payable annually on May 31 in each year commencing with the May 31 next following the first day on which none of the shares of the Series B Preferred remain outstanding to stockholders of record on the date fixed for such purpose by the Board of Directors in advance of payment of such dividend in each year. Dividends upon the Series C Preferred shall be cumulative annually commencing the first day on which none of the shares of the Series B Preferred remain outstanding so that, if in respect of any past dividend period or periods full dividends upon the outstanding Series C Preferred at the rate fixed therefor shall not have been paid, the deficiency shall be declared and paid or set apart for payment before any cash dividends shall be declared and paid or set apart for payment upon the Common Stock. A dividend period shall begin on June 1 in each year and end on the next succeeding May 31, provided, however, that if the first day on which none of the shares of the Series B Preferred remain outstanding shall be other that June 1, the initial dividend period shall begin on such day and end on the next succeeding May 31 and the dividend payable on such May 31 shall be the product obtained (rounded to the next lower cent ) by multiplying the annual dividend per share by a fraction, the numerator of which is the number of days in the initial dividend period and the denominator is 365.

                  (3) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, then (a) before any distribution or payment shall be made to the holders of Series C Preferred or Common Stock, the holders of the Series B Preferred shall be entitled to receive for each share thereof the sum of $2, and (b) before any distribution or payment shall be made to the holders of Common Stock, the holders of Series C Preferred shall be entitled to receive for each share thereof the sum of $10, plus a sum equal to accrued and unpaid dividends thereon, if any, whether or not earned or declared. After payment to the holders of the Series B Preferred and Series C Preferred as set forth above the holders of Preferred Stock of any such series shall have no claims to any of the remaining assets of the Corporation. If upon any such liquidation, dissolution, or winding up of the Corporation, the assets distributable among the holders of the Series B Preferred shall be insufficient to permit the payment in full to such holders of the preferential amounts aforesaid, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of the Series B Preferred. If upon any such liquidation, dissolution, or winding up of the Corporation, the assets distributable among the holders of the Series C Preferred shall be insufficient to permit payment in full to such holders of the preferential amounts aforesaid, then the entire assets of the Corporation so to be distributed shall be distributed ratably among the holders of the Series C Preferred.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, subject to all of the preferential rights of the holders of Preferred Stock on distribution or otherwise, the holders of Common Stock shall be entitled to receive ratably all remaining assets of the Corporation.

      Nothing herein contained, however, shall be deemed to prevent the redemption or purchase of Series B Preferred or Series C Preferred in the manner permitted or prescribed by Article IV.C.2(4) and (5) hereof. Neither the merger or consolidation of the Corporation with or into another corporation or corporations nor the sale, transfer or lease of all or any part of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Article IV.C.2(3).

                  (4) Redemption. (a) The shares of Series B Preferred and Series C Preferred shall be redeemable, upon the terms and conditions provided herein, at any time as a whole or from time to time in part at the following redemption prices per share (except that no shares of Series C Preferred shall be redeemable so long as any shares of Series B Preferred remain outstanding):

                 Series                               Redemption Prices
           ------------------------------------------------------------
           Series B Preferred                              $ 2.00
           Series C Preferred                              $10.00

together with, in the case of Series C Preferred, an amount equal to accrued and unpaid dividends thereon, if any, to the date fixed for redemption, whether or not earned or declared (the "redemption price"). If less than all the outstanding shares of Series B Preferred or Series C Preferred are to be called for redemption, the shares to be redeemed may be selected by lot or pro rata or by any other means which the Board of Directors deems equitable.

                        (b) Notwithstanding any redemption which may be effected at the option of the Corporation as provided in Article IV.C.2(4)(a), the Series B Preferred shall be subject to redemption pursuant to Article IV.C.2(5) hereof.

                        (c) Notice of any proposed redemption, stating the redemption date, the redemption price and the place of payment thereof and, if less than all of the shares of Series B Preferred or Series C Preferred held by any holder are to be redeemed, identifying the number of shares of such holder to be redeemed, shall be mailed at least 10 days prior to the date fixed for such redemption to each holder of record of the shares to be redeemed, at his address as it appears on the records of the Corporation. Neither failure to mail any such notice to one or more such holders nor any defect in any such notice shall affect the sufficiency of the proceedings for redemption as to other holders. From and after the date fixed in such notice as the date of redemption (unless default be made by the Corporation in providing moneys for payment of the redemption price ) all dividends, if any, upon the shares thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation (except the right to receive payment of the redemption price thereof upon the surrender of certificates representing the same) shall cease and determine, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

                        (d) If the Corporation shall deposit as a trust fund in any bank or trust company in the City of New York having a capital and surplus of at least

$50,000,000 according to its last published statement of condition, a sum sufficient to redeem on the date fixed for redemption thereof, any shares of Series B Preferred or Series C Preferred called for redemption, with irrevocable instructions and authority to such bank or trust company to pay the redemption price of such shares to the holders thereof upon surrender of the certificate or certificates evidencing the shares to be redeemed, then from and after the date of such deposit (even if prior to the date fixed for redemption) such shares shall not be deemed to be outstanding for any purpose whatsoever and all rights of the holders of such shares shall cease and terminate except only the right to receive the redemption price, and the right, if any, to convert such shares into shares of Common Stock. Any funds so deposited which shall not be required for such redemption because of the exercise of the right of conversion after the data of such deposit shall be returned to the Corporation forthwith. Any funds so deposited which shall remain unclaimed by such holders at the end of five years after the date of redemption shall be paid by the bank or trust company with which such deposit shall have been made to the Corporation, and thereafter such holders shall look only to the Corporation therefor. Any interest which such bank or trust company may allow on funds so deposited shall be paid to the Corporation from time to time.

                        (e) Nothing herein shall be deemed to prohibit the purchase of Series B Preferred or Series C Preferred, either at public or private sale, of the whole or any part of one or more such series; provided, however, that no such purchase shall be made at a price (excluding customary brokerage paid) greater that the redemption price thereof.

                        (f) Any shares of Series B Preferred or Series C Preferred so redeemed or purchased and any shares of Series B Preferred redeemed by operation of the Series B Sinking Fund, respectively, shall be permanently retired, shall no longer be deemed outstanding and shall not be reissued and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of each such series accordingly and to restore the shares so retired to the status of authorized and unissued Preferred Stock.

                  (5) Series B Preferred Sinking Fund (a) So long as any of the Series B Preferred shall be outstanding, the Corporation, as a sinking fund for the redemption of the Series B Preferred (hereinafter called the "Series B Sinking Fund") shall set aside on its books on or before May 20 in each year commencing with the year 1976 to and including the year 1979 a sum (a "Series B Sinking Fund Installment") sufficient to redeem on June 1 of such year, at the redemption price thereof, the lesser of (i) 25% of the maximum number of shares of Series B Preferred outstanding at any time and (ii) all of the then outstanding shares of Series B Preferred.

            The Corporation may, in lieu of setting aside the sum required to be set aside for any Series B Sinking Fund Installment, apply to such Series B Sinking Fund Installment shares of Series B Preferred theretofore acquired by it by purchase or by redemption (otherwise than through operation of the Series B Sinking Fund) or as a result of conversions (and, in any case, not theretofore applied to the Series B Sinking Fund), and the Corporation shall be entitled to treat any shares so applied as the equivalent of money at the redemption price thereof.

                        (b) Any amount in the Series B Sinking Fund on May 20 in each year shall, to the extent permitted by law, be used to redeem on the following June 1 in the manner set forth in Article IV.C.2(4) such number of shares of Series B Preferred as shall exhaust the moneys then in the Series B Sinking Fund (provided, however, that if such moneys do not exceed $10,000, the Corporation may, but, except in the case of the year 1979, shall not be required to, make such redemption) at the redemption price. Any balance remaining in the Series B Sinking Fund after such redemption shall be retained in the Series B Sinking Fund but shall not reduce the Corporation's obligation with respect to any future Series B Sinking Fund Installment. When no shares of Series B Preferred shall remain outstanding, any balance in the Series B Sinking Fund shall become part of the general funds of the Corporation and be available for general corporate purposes.

                  (6) Conversion Provisions. (a) Shares of Series B Preferred may be converted, at the option of the holder, in the manner hereinafter provided, into shares of Common Stock of the Corporation (as such shares may be constituted on the conversion date) at the rate of one-twelfth (1/12) of one share of Common Stock for each share of Series B Preferred, subject to adjustment as provided herein; provided, however, that as to any shares of Series B Preferred which shall have been called for redemption, the conversion right shall terminate at the close of business on the third business day prior to the date fixed for redemption. Shares of Series C Preferred shall not be convertible.

                        (b) The holder of a share or shares of Series B Preferred may exercise the conversion right as to any thereof by delivering to the Corporation during regular business hours at the office of any transfer agent of the Corporation for Series B Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if require by it), accompanied by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "conversion date". As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which he is entitled. The person in whose name the certificate or certificates of Common Stock are to be issued shall be deemed to have become a stockholder of record on the conversion date. No payment or adjustment shall be made for dividends on any shares of Common Stock delivered upon conversion. Upon any conversion, fractional shares shall not be issued but any fraction shall be adjusted in cash on the basis of the market price for shares of Common Stock at the close of business on the last business day before the conversion date unless the Board of Directors shall determine to adjust them by the issuance of fractional scrip certificates or in some other manner. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of the Common Stock on conversion, provided, however, that the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such Common Stock in names other than those in which the Series B Preferred surrendered for conversion may stand.

      Anything herein to the contrary notwithstanding if, at the time of delivery of shares of Series B Preferred for conversion, the Common Stock issuable upon conversion shall not be registered under the Securities Act of 1933, as amended, the Corporation may require, as a condition of allowing such conversion, that the person to whom shares of Common Stock are to be issued and delivered upon conversion furnish to the Corporation such information and representations as, in the opinion of counsel for the Corporation, are reasonably necessary or appropriate to establish that such shares may be issued without registration under said Act, including representations that such shares will not be sold except pursuant to an effective registration under said Act or pursuant to an exemption therefrom established to the reasonable satisfaction of such counsel. Each certificate representing shares of Common Stock issued upon conversion may be stamped or otherwise marked with a legend regarding the restrictions on the transferability thereof and appropriate stop transfer orders may be place on the stock transfer records of the Corporation.

                        (c) The conversion rate for the Series B Preferred provided in subparagraph (a) shall be subject to the following adjustments, which shall be made to the nearest one-hundredth of a share of Common Stock or, if none, to the next lower one-hundredth:

                              (i) If the Corporation shall pay to the holders of
its Common Stock a dividend in shares of Common Stock or in securities convertible into Common Stock, the respective conversion rates in effect immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to such dividend shall be proportionately increased, effective at the opening of business on the business day next following such record date.

                              (ii)   If  the   Corporation   shall   split   the
outstanding shares of its Common Stock into a greater number of shares or combine the outstanding shares into a smaller number, the respective conversion rates in effect immediately prior to such action shall be proportionately increased in the case of a split of decreased in the case of a combination, effective at the opening of business on the business day next following the day such action becomes effective.

                        (d) In case of any reclassification or change of the outstanding shares of Common Stock of the Corporation (except a split or combination or shares) or in case of any consolidation or merger to which the Corporation is a party (except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification of or change in the outstanding Common Stock of the Corporation except a split of combination of shares) or in case of any sale or conveyance to another corporation of all or substantially all of the property of Corporation, effective provision shall be made by the

Corporation or by the successor or purchasing corporation (1) that the holder of each share of Series B Preferred then outstanding shall thereafter have the right to convert such share into the kind and amount of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Corporation into which such share of Series B Preferred might have been converted immediately prior thereto, and (2) that there shall be subsequent adjustments of the respective conversion rates which shall be equivalent, as nearly as practicable, to the adjustments provided for in Article IV.C.2(6)(c) above. The provisions of this Article IV.C.2(6)(d) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales or conveyances.

                        (e) Whenever the conversion rate is adjusted as herein provided, the Corporation shall forthwith file at its principal office and with the transfer agent or agents for the Series B Preferred a statement signed by an officer of the Corporation showing in detail the facts requiring such adjustment and the conversion rate after such adjustment, and shall make such statement available for inspection by stockholders of the Corporation, and any adjustment so evidenced, made in good faith, shall be binding upon all stockholders and upon the Corporation.

                        (f) Shares of Common Stock issued on conversion of shares of Series B Preferred shall be issued as fully paid shares and shall be non-assessable by the Corporation. The Corporation shall at all times reserve and keep available, free from preemptive rights, for the purpose of effecting the conversion of Series B Preferred, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all outstanding shares of Series B Preferred.

                        (g) Shares of Series B Preferred Stock converted as provided herein shall be permanently retired, shall no longer be deemed outstanding and shall not be reissued and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of each such series accordingly and to restore such shares so retired to the statues of authorized but unissued preferred Stock.

                  (7) Voting Rights. (a) Except as otherwise providing herein and except as provided by statute, neither the Series B Preferred, nor the Series C Preferred shall have any voting rights.

                        (b) If the Corporation shall have defaulted in complying with the requirements of Article IV.C.2(5) hereof, and such default or defaults shall have continued for at least 90 days, the number of directors of the Corporation shall be increased by four at the first annual meeting of the stockholders of the Corporation held thereafter, and at such meeting and at each subsequent annual meeting until the Corporation shall have cured all defaults in complying with the requirements of Article IV.C.2(5), the holders of shares of Series B Preferred and the holders of shares of Series C Preferred shall have the right, voting as separate classes, each to elect two of such four additional members of the Board of Directors to hold office for the term of one year unless such term is sooner terminated as hereinafter provided; provided, however, that if at the time of such first annual meeting no shares of Series B Preferred or Series C Preferred shall be outstanding, the number of directors shall be increased by two, instead of four, and such additional two directors shall be elected at such meeting and at each subsequent annual meeting as aforesaid by the holders of the shares of the series which remains outstanding. When all such defaults shall have been cured, the terms of the additional directors so elected shall forthwith terminate, and the number of directors of the Corporation shall be reduced accordingly, and such voting right of the holders of shares of Series B Preferred and Series C Preferred shall cease, subject to increase in the number of directors as aforesaid and revesting of such voting right in the event of each and every additional default in compliance with the requirements of Article IV.C.2(5) hereof. The terms of the two additional directors elected by the holders of Series B Preferred or Series C Preferred, as the case may be, shall also forthwith terminate and the number of directors reduced by two when all shares of the series, the holders of which have elected such additional directors, have been retired.

                        (c) Nothing contained herein shall limit or restrict the holders of Series B or Series C Preferred Stock from exercising any rights or remedies available to them under applicable law.

                  (8) Dividend Restriction. The Corporation shall not declare or pay any dividend on Common Stock of the Corporation (other than a dividend payable solely in shares of Common Stock) on or prior to June 1, 1976 and not thereafter if, and so long as, (a) the Corporation shall be in default in complying with the requirements of Article IV.C.2(5) hereof, or (b) the Corporation shall be in default in the payment of dividends on any outstanding shares of Series C Preferred provided, however that the foregoing restrictions shall terminate when no shares of Series B Preferred and Series C Preferred are outstanding.

            3. Designations, Preferences and Rights
               of Series D Preferred Stock

                  (1) Designation; Number of Shares. Three Hundred Seventy Thousand (370,000) shares of Preferred Stock shall be designated as and shall constitute the "Series D Preferred Stock", par value $1.00 per share.

                  (2) Rank. The Series D Preferred Stock shall rank prior to all of the Company's common stock, $.001 par value per share (the "Common Stock"), and any other capital stock of the Company, now outstanding or hereafter issued (such Common Stock and other capital stock being referred to herein collectively as "Junior Stock"), except for preferred stock of any class established after July 26, 2001, which ranks on a par with the Series D Preferred Stock and Senior Stock (as hereinafter defined), as to declaration of dividends and distributions of assets upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. "Senior Stock" shall mean one or more series of preferred stock hereafter authorized and designated as ranking prior to the Series D Preferred Stock, both as to payments of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary. The Series D Preferred Stock shall rank junior to all Senior Stock, both as to payments of dividends and as to distributions of assets upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

                  (3) Dividends. The shares of Series D Preferred Stock shall not bear any dividends.

                  (4) Distribution of Assets Upon Liquidation. Subject to the preferential rights of the Senior Stock, in the event the Company shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, each holder of shares of Series D Preferred Stock and the holders of shares of any other class of stock ranking on parity with the Series D Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company shall be entitled to receive, ratably with the other holders of shares of Series D Preferred Stock, that portion of the assets of the Company available for distribution to its stockholders as the liquidation preference of the Series D Preferred Stock held by such holder bears to the aggregate liquidation preference of the total number of (a) shares of Series D Preferred Stock and (b) shares of any other class or series of preferred stock equal in rank with Series D Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up of the Company.

                  (5) Voting Rights. Each holder of outstanding shares of Series D Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the share of Series D Preferred Stock held by such holder would then be convertible assuming a sufficient number of shares of Common Stock were then authorized and available for issuance (as adjusted from time to time pursuant to Article IV.C.3(6) hereof), at each meeting of the stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration (including without limitation, any matter voted on together with the holders of Common Stock). Except as provided by law, by any of the provisions contained herein or by the provisions establishing any other series of stock, holders of Series D Preferred Stock shall vote together with the holders of Common Stock as a single class.

                  (6) Conversion of Preferred Shares. The shares of Series D Preferred Stock shall be convertible into shares of Common Stock at the rate of
53.4345833 shares of Common Stock for each share of Series D Preferred Stock, subject to adjustment as set forth in Article IV.C.3(6)(c) below (the
"Conversion Rate"), on the terms and conditions set forth in this Article IV.C.3(6).

                        (a) Mandatory Conversion. At any time, at the Company's option, upon the vote of the majority of the Board of Directors of the Company, all but not less than all of the shares of Series D Preferred Stock shall be automatically converted into shares of Common Stock at the Conversion Rate then in effect (a "Mandatory Conversion");

provided, in no event shall the Company require a Mandatory Conversion until such time as there is a sufficient number of authorized but unissued shares of Common Stock available for issuance upon conversion of all of the issued and outstanding shares of Series D Preferred Stock.

      In the event that the Company elects to effect a Mandatory Conversion, the Company shall deliver to each holder of outstanding shares of Series D Preferred Stock a notice setting forth such election to effect Mandatory Conversion (the "Mandatory Conversion Notice"). Upon receipt of the Mandatory Conversion Notice, each holder of Series D Preferred Stock shall, as soon as practical, surrender its or his/her certificate or certificates of Series D Preferred Stock, duly endorsed, at the principal executive office of the Company or of any transfer agent for the Series D Preferred Stock and shall give written notice to the Company at its principal executive office of the names or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practical thereafter, issue or cause to be issued and deliver to such holder of Series D Preferred Stock, or to the nominee or nominees thereof, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. Mandatory Conversion under this Article IV.C.3(6)(a) shall be deemed to have been made, and the person or persons entitled to receive shares of Common Stock issuable upon the Mandatory Conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, immediately prior to the close of business on the date the Board of Directors of the Company approves the Mandatory Conversion.

                        (b) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series D Preferred Stock; instead, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole number.

                        (c) Adjustments of Conversion Rate for Stock Dividends, Subdivisions, Combinations or Consolidation of Common Stock.

                              (i)  If the  number  of  shares  of  Common  Stock
outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then on the date such payment is made or such change is effective, the Conversion Rate of the Series D Preferred Stock shall be increased so that the number of shares of Common Stock issuable on conversion of any shares of the Series D Preferred Stock shall be increased in proportion to such increase of outstanding shares.

                              (ii) If the  number  of  shares  of  Common  Stock
outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then on the effective date of such combination, the Conversion Rate for each series of Series D Preferred Stock shall be decreased so that the number of shares of Common Stock issuable on conversion of shares of the Series D Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                        (d) In the event any shares of Series D Preferred Stock shall be converted pursuant to this Article IV.C.3(6) or otherwise reacquired by the Company, the shares so converted or reacquired shall be canceled, may not be reissued as Series D Preferred Stock and shall revert to the status of authorized but unissued and undesignated shares of Preferred Stock and may be redesignated and reissued.

                  (7) Reservation of Shares. As soon as practicable, the Company shall hold a meeting of its stockholders for the authorization of (i) an increase in the number of authorized shares of Common Stock or (ii) a subdivision of the outstanding shares of Common Stock and to take any other action as may be necessary to have available out of the Company's authorized and unissued Common Stock, a number of shares of Common Stock as shall be sufficient to effect the Mandatory Conversion. Thereafter, the Company shall, so long as any of shares of Series D Preferred Stock are outstanding, reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the Mandatory Conversion, such number of its authorized shares of Common Stock as shall from time to time be sufficient to effect the Mandatory Conversion.

                  (8) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing the shares of Series D Preferred Stock and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the certificate, the Company shall execute and deliver a new preferred stock certificate of like tenor and date.

                  (9)  Specific  Shall  Not  Limit  General;   Construction.  No
specific provision contained in this Article IV.C.3 shall limit or modify any more general provision contained herein.

      D. COMMON STOCK

            1. Voting Rights. All shares of Common Stock shall be entitled to vote at all meetings of stockholders, each share entitled to one vote. Except as otherwise provided by law, in this Amended and Restated Certificate of Incorporation or by action of the Board of Directors in granting voting rights to the shares of any series of Preferred Stock, the entire voting powers of the Corporation shall be vested in the Common Stock.

            2. Dividends. After any requirements with respect to preferential dividends upon the share of any series of Preferred Stock shall have been met, each share of Common Stock shall be entitled to receive dividends when and as declared by the Board of Directors.

            3. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, and after payment to the holders of any series of Preferred Stock of preferential amounts to which they are entitled, the holders of the shares of Common Stock (and of any series of Preferred Stock at the time entitled thereto) shall share equally, share and share alike, in any assets available for distribution to stockholders.

            4. Merger. In the event of merger or consolidation, Common Stock (and any series of Preferred Stock if by its terms at the time entitled thereto) shall be treated equally on a share for share basis.

                                    ARTICLE V

      The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

            (1) Election of directors need not be by written ballot unless the By-Laws so provide.

            (2) The Board of Directors is expressly authorized and empowered to make, alter, amend, change, add to or repeal the By-Laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any By-Laws made by the Board of Directors.

            (3) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby authorized and empowered, without any vote or other action by stockholders other than such as at the time shall be expressly required by statute or by the provisions hereof (and amendments hereof, if any) or of the By-Laws, to exercise all of the powers, rights and privileges of the Corporation (whether expressed or implied herein or conferred by statute) and do all acts and things which may be done by the Corporation.

                                   ARTICLE VI

      No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of a director to the Corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended from time to time. No repeal or modification of this Article VI, directly or by adoption of an inconsistent provision of this Certificate of Incorporation, by the stockholders of the Corporation shall be effective with respect to any cause of action, suit, claim or other matter, that, but for this Article VI, would accrue or arise prior to such repeal or modification.

                                   ARTICLE VII

      The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons, including directors, officers, employees and agents of the Corporation, whom it shall have power to indemnify under said section (the "Indemnitee") from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation shall pay in advance of the final disposition of such Indemnitee upon the receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII.

      The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnity such person against such expense, liability or loss under the General Corporation Law.

                                  ARTICLE VIII

      No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association of other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board of Directors in good faith authorizes the contract or transaction by the affirmative votes of the a majority of the disinterested directors, even though the disinterested directors be less than a quorum, or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith of such stockholders, or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors or the stockholders entitled to vote thereon. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors which authorizes the contract or transaction.

                                   ARTICLE IX

      The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and other persons are subject to this reserved power.

      IN WITNESS WHEREOF, the Company has caused this Amended and Restated Certificate of Incorporation to be signed by Jerry E. Swon, its president, as of the ___ day of ___________, 200_.

        ___________________________________
             Jerry E.  Swon, President

                                    EXHIBIT B

                     MILLENNIUM BIOTECHNOLOGIES GROUP, INC.
                             2001 STOCK OPTION PLAN

      1. Purpose

      The purpose of the 2001 Stock Option Plan ("Plan") is to provide a method whereby selected key employees, selected key consultants, professionals and non-employee directors of Millennium Biotechnologies Group, Inc. ("Corporation") and its subsidiaries may have the opportunity to invest in shares of the Corporation's Common Stock ("Common Stock" or "Shares"), thereby giving them a proprietary and vested interest in the growth and performance of the Corporation, and in general, generating an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of stockholders. Further, the Plan is designed to enhance the Corporation's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth, and profitability of the Corporation depends.

      2. Administration

      The Plan shall be administered by the Corporation's Board of Directors ("the Board") or if so designated by resolution of the Board by a Committee ("Committee") in accordance with Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director as defined in Rule 16b-3 and (ii) is an outside director as defined in 162(m)(4) of the Internal Revenue Code, as amended (the "Code"). To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Section 2. From time to time the Board, or if so designated the Committee, may grant stock options ("Stock Options" or "Options") to such eligible parties and for such number of Shares as it in its sole discretion may determine. A grant in any year to an eligible Employee (as defined in Section 3 below) shall neither guarantee nor preclude a grant to such Employee in subsequent years. Subject to the provisions of the Plan, the Board, shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the Option agreements described in Section 5(h) thereof to make all other determinations necessary or advisable for the administration of the Plan. The Board, or if so designated the Committee, may correct any defect, supply any omissions or reconcile any inconsistency in the Plan or in any

Option in the manner and to the extent it shall deem desirable. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The validity, construction, and effect of Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

      3. Eligibility

      The class of employees eligible to participate under the Plan shall include, employees of the Corporation, key consultants or professionals and non-employee directors of the Company and its subsidiaries (collectively and individually, "Employees"). Nothing in the Plan or in any agreement thereunder shall confer any right on an Employee or key vendor of goods and services to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation or its subsidiaries, as the case may be, to terminate his employment at any time.

      4. Shares Subject to the Plan

      Subject to adjustment as provided in Section 7, an aggregate of 1,500,000 shares of Common Stock* shall be available for issuance under the Plan. The shares of Common Stock deliverable upon the exercise of Options may be made available from authorized but unissued Shares or Shares reacquired by the Corporation, including Shares purchased in the open market or in private transactions. If any Option granted under the Plan shall terminate for any reason without having been exercised or settled in Common Stock or in cash pursuant to related Common Stock appreciation rights, the Shares subject to, but not delivered under, such Option shall be available for other Options.

      5. Grant Term and Conditions of Options

      The Board or if so designated the Committee, may from time to time after consultation with management select employees to whom Stock Options shall be granted. The Options granted may be incentive Stock Options ("Incentive Stock Options") within the meaning of Section 422 of the Code, or non-statutory Stock Options ("Non-statutory Stock Options"), whichever the Board, or if so designated the Committee, shall determine, subject to the following terms and conditions:

      ----------
            * The above mentioned 1,500,000 shares are deemed post reverse split, following the 1 for 12 reverse split approved by majority of stockholders on December 3, 2001.

            (a) Price. The purchase price per share of Common Stock deliverable upon exercise of each Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date such Option is granted. Provided, however, that if an Incentive Stock Option is issued to an individual who owns, at the time of grant, more than ten percent (10%) of the total combined voting power of all classes of the Company's Common Stock, the exercise price of such Option shall be at least 110% of the Fair Market Value of the Common Stock on the date of grant and the term of the Option shall not exceed five years from the date of grant. The Option price of Shares subject to Non-statutory Stock Options shall be determined by the Board of Directors or Committee in its absolute discretion at the time of grant of such Option, provided that such price shall not be less than 85% of the Fair Market Value of the Common Stock at the time of grant. For purposes of this plan, Fair Market Value shall be: (i) the average of the closing Bid and Ask prices for the Common Stock on the date in question or if no trading market exists for the Common Stock, Fair Market Value shall be determined by the Board of Directors.

            (b) Payment. Options may be exercised only upon payment of the purchase price thereof in full. Such payment shall be made in such form of consideration as the Board or Committee determines and may vary for each Option. Payment may consist of cash, check, notes, delivery of shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price, or any combination of such methods or other means of payment permitted under the Delaware General Corp. Law.

            (c) Term of Options. The term during which each Option may be exercised shall be determined by the Board, or if so designated the Committee, provided that an Incentive Stock Option shall not be exercisable in whole or in part more than 10 years from the date it is granted. All rights to purchase Common Stock pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Board or, if so designated the Committee.

            The Board,  or if so designated the Committee,  shall  determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, except that the exercise of Incentive Stock Options shall be further restricted as set forth herein. The Board, or if so designated the Committee, may in its sole discretion, accelerate the time at which any Option may be exercised in whole or in part, provided that no Option shall be exercisable until one year after grant.

            (d) Limitations on Grants. The aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its parent or any subsidiary of the Corporation) shall not exceed $100,000. The foregoing limitation shall be modified from time to time to reflect any changes in Section 422 of the Code and any regulations promulgated thereunder setting forth such limitations.

            (e) Termination of Employment.

            (i) If the employment of an Employee by the Company or a subsidiary corporation of the Company shall be terminated voluntarily by the Employee or for cause by the Company, then his Option shall expire forthwith. Except as provided in subparagraphs (ii) and (iii) of this Paragraph (e), if such employment shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subparagraph (iv) of this Paragraph (e). For purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

            (ii) If the holder of an Option under the Plan dies (a) while employed by, or while serving as a non-employee Director for, the Company or a subsidiary corporation of the Company, or (b) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, or for cause, then such Option may, subject to the provisions of subparagraph (iv) of this Paragraph (e), be exercised by the estate of the employee or non-employee Director or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director at any time within one (1) year after such death.

            (iii) If the  holder of  Option  under  the Plan  ceases  employment because of permanent or total disability (within the meaning of Section 22
      (e)  (3) of the  Code)  while  employed  by the  Company  or a  subsidiary corporation of the Company, then such Option may, subject to the provisions of subparagraph (iv) of this paragraph e, be exercised at any time within one year after his termination of employment due to disability.

            (iv) An Option may not be exercised pursuant to this Paragraph (e), except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, or death, and in any event may not be exercised after the expiration of the Option. For purpose of this Paragraph (e), the employment relationship of an employee of the Company or of a subsidiary corporation of the company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

            (f) Nontransferability of Options. No Option shall be transferable by a Holder otherwise than by will or the laws of descent and distribution, and during the lifetime of the Employee to whom an Option is granted it may be exercised only by the employee, his guardian or legal representative if permitted by Section 422 and related sections of the Code and any regulations promulgated thereunder.

            (g) Listing and Registration. Each Option shall be subject to the requirement that if at any time the Board, or if so designated the Committee, shall determine, in its discretion, the listing, registration or qualification of the Common Stock subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board, or if so designated the Committee.

            (h) Option Agreement. Each Employee, to whom an Option is granted, shall enter into an agreement with the Corporation which shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Board, or if so designated the Committee.

            (i) Withholding. Prior to the delivery of certificates for shares of Common Stock, the Corporation or a subsidiary shall have the right to require a payment from an Employee to cover any applicable withholding or other employment taxes due upon the exercise of an Option. An Optionee may make such payment either (i) in cash, (ii) by authorizing the Company to withhold a portion of the stock otherwise issuable to the Optionee, (iii) by delivering already-owned Common Stock, or (iv) by any combination of these means.

      6. Stock Appreciation Rights

      The Board or Committee may grant stock appreciation rights ("SARs") in connection with all or any part of an Option granted under the Plan, either concurrently with the grant of the Option or at any time thereafter, and may also grant SARs independently of Options.

      (a) SARs Granted in Connection with an Option. An SAR granted in connection with an Option entitles the Optionee to exercise the SAR by surrendering to the Company, unexercised, the underlying Option. The Optionee receives in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of surrender of the underlying Option (y) the exercise price of the Common Stock covered by the surrendered portion of the Option.

      An SAR is exercisable only when and to the extent the underlying Option is exercisable and expires no later than the date on which the underlying Option expires. Notwithstanding the foregoing, neither an SAR nor a related Option may be exercised during the first six (6) months of its respective term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

      (b) Independent SARs. The Board or the Committee may grant SARs without related Options. Such an SAR will entitle the Optionee to receive from the company on exercise of the SAR an amount equal to the excess of (x) the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (y) the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date on which the SAR was granted.

      SARs shall be exercisable in whole or in part at such times as the Board or the Committee shall specify in the Optionee's SAR grant or agreement. Notwithstanding the foregoing, an SAR may not be exercised during the first six
(6) months of its term: provided, however, that this limitation will not apply if the Optionee dies or is disabled within such six (6) month period.

      (c) Payment on Exercise. The Company's obligations arising upon the exercise of an SAR may be paid in cash or Common Stock, or any combination of the same, as the Board or the Committee may determine. Shares issued on the exercise of an SAR are valued at their fair market value as of the date of exercise.

      (d) Limitation on Amount paid on SAR Exercise. The Board or the Committee may in its discretion impose a limit on the amount to be paid on exercise of an SAR. In the event such a limit is imposed on an SAR granted in connection with an Option, the limit will not restrict the exercisability of the underlying Option.

      (e) Persons Subject to 16(b). An Optionee subject to Section 16(b) of the Exchange Act, may only exercise an SAR during the period beginning on the third and ending on the twelfth business day following the Company's public release of quarterly or annual summary statements of sales and earnings and in accordance with all other provisions of Section 16(b).

      (f) Non-Transferability of SARs. An SAR is non-transferable by the Optionee other than by will or the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee, or, in the event of death, by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance.

      (g) Effect on Shares in Plan. When an SAR is exercised, the aggregate number of shares of Common Stock available for issuance under the Plan will be reduced by the number of underlying shares of Common Stock as to which the SAR is exercised.

      7. Adjustment of and Changes in Common Stock

      In the event of a reorganization, recapitalization, stock split, stock dividend, combination of Shares, merger, consolidation, distribution of assets, or any other changes in the corporate structure or Shares of the Corporation, the Board, or if so designated the Committee, shall make such adjustments as it deems appropriate in the number and kind of Shares and SARs authorized by the Plan, in the number and kind of Shares covered by the Options granted and in the exercise price of outstanding Options and SARs.

      8. Mergers, Sales and Change of Control

      In the case of (i) any merger, consolidation or combination of the Corporation with or into another corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in its outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or a sale of all or substantially all of the business or assets of the Corporation or (ii) a Change in Control (as defined below) of the Corporation, each Option or SAR then outstanding for one year or more shall (unless the Board, or if so designated the Committee, determines otherwise), receive upon exercise of such Option or SAR an amount equal to the excess of the Fair Market Value on the date of such exercise of (a) the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a share of Common Stock, in the cases covered by clause (i) above, or (b) the final tender offer price in the case of a tender offer resulting in a Change in Control or (c) the value of the Common Stock covered by the Option or SAR as determined by the Board, or if so designated the Committee, in the case of a Change in Control by reason of any other event, over the exercise price of such Option, multiplied by the number of shares of Common Stock with respect to which such Option or SAR shall have been exercised provided that in each event the amount payable in the case of an Incentive Stock Option shall be limited to the maximum permissible amount necessary to preserve the Incentive Stock Option status. Such amount may be payable fully in cash, fully in one or more of the kind or kinds or property payable in such merger, consolidation or combination, or partly in cash and partly in one or more such kind or kinds of property, all in the discretion of the Board or if so designated the Committee.

      Any determination by the Board, or if so designated the Committee, made pursuant to this Section 8 may be made as to all outstanding Options and SARs or only as to certain Options and SARs specified by the Board, or if so designated the Committee and any such determination shall be made (a) in cases covered by clause (i) above, prior to the occurrence of such event, (b) in the event of a tender or exchange offer, prior to the purchase of any Common Stock pursuant thereto by the offeror and (c) in the case of a Change in Control by reason of any other event, just prior to or as soon as practicable after such Change in Control.

      A "Change in Control" shall be deemed to have occurred if (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially 25% or more of the Common Stock outstanding, or (b) if following
(i) a tender or exchange offer for voting securities of the Corporation, or (ii) a proxy contest for the election of directors of the Corporation, the persons who were directors of the Corporation immediately before the initiation of such event cease to constitute a majority of the Board of Directors of the Corporation upon the completion of such tender or exchange offer or proxy contest or within one year after such completion.

      9. No Rights of Stockholders

      Neither an Employee nor the Employee's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Corporation in respect of any Shares purchasable upon the exercise of any Option, in whole or in part, unless and until certificates for such Shares shall have been issued.

      10. Plan Amendments

      The plan may be amended by the Board, as it shall deem advisable or to conform, to any change in any law or regulation applicable thereto; provided, that the Board may not, without the authorization and approval of stockholders:
(i) increase the aggregate number of Shares available for Options except as permitted by Section 7; (ii) materially increase the benefits accruing to participants under this Plan; (iii) extend the maximum period during which an Option may be exercised; or (iv) change the Plan's eligibility requirements. Any discrepancy between the Board and any committee regarding this Plan shall be decided in any manner directed by the Board.

      11. Term of Plan

      The Plan became effective upon its approval by the Corporation's majority stockholders on December 3, 2001. No Options or SARs shall be granted under the Plan after the date which is ten years after the date on which the Plan was approved by the Corporation stockholders.

                                    EXHIBIT C

                    UNAUDITED FINANCIAL STATEMENTS AT AND FOR
                     THE THREE MONTHS ENDED OCTOBER 31, 2001

                        REGENT GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET

                                                             October 31, 2001
                                                             ----------------

ASSETS                                                         (Unaudited)
     Current Assets
     Cash .................................................   $    73,015
        Accounts receivable, net of allowance for
          doubtful accounts of 0 ..........................        16,464
     Due from officers ....................................         1,700
     Miscellaneous receivables ............................        17,663
     Inventories ..........................................       128,292
     Prepaid expenses .....................................        17,107
                                                              -----------
        Total Current Assets ..............................       254,241
     Property, plant and equipment, net of accumulated
        depreciation of $10,894 ...........................        58,237
     Other assets .........................................        53,195
                                                              -----------
TOTAL ASSETS ..............................................       365,673
                                                              ===========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES
     Current Liabilities
     Accounts payable and accrued expenses ................       410,997
     Loans and notes payable ..............................       117,740
                                                              -----------
        Total Current Liabilities .........................       528,737
     Unearned income, less current portion ................        45,000
                                                              -----------
TOTAL LIABILITIES .........................................       573,737

STOCKHOLDERS' EQUITY
     Preferred Stock, $1 par value,
       810,360 shares authorized:
     Convertible, Series B, non-voting, 65,141
       shares issued and outstanding,
       at redemption value ................................       130,282
     Cumulative, Series C, non-voting, 64,762 shares
       issued and outstanding .............................        64,763
     Convertible, Series D, voting, 247,357.31 shares
       issued and outstanding .............................       247,357
     Common Stock, $0.06 2/3 par value, 20,000,000 shares
       authorized, 17,996,792 shares issued and outstanding     1,199,789
     Additional paid-in capital ...........................        38,929
     Accumulated deficit ..................................    (1,889,184)
                                                              -----------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT) ......................      (208,064)

TOTAL LIABILITIES AND EQUITY ..............................   $   365,673
                                                              ===========

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                       Three Months Ended
                                                           October 31,

                                                      2001            2000
                                                  ------------    ------------

Total Revenues ................................   $     36,355    $          0
     Cost of Goods Sold .......................         25,069               0
                                                  ------------    ------------
Gross Profit ..................................         11,286               0

     Selling expenses .........................        102,651               0
     General & administrative expenses ........        462,651         103,488
                                                  ------------    ------------
Operating Income (Loss) .......................       (554,016)       (103,488)

Other Income (Expense)
     Miscellaneous income .....................              0          50,000
     Interest expense, net ....................         (3,272)         (1,350)
                                                  ------------    ------------
Total Other Income (Expense) ..................         (3,272)         48,650
                                                  ------------    ------------

Net Loss ......................................   $   (557,288)   $    (54,838)
                                                  ============    ============
Loss per Common Share .........................   $      (0.05)   $      (0.01)
                                                  ============    ============
Weighted Average Number of
     Common Shares Outstanding ................     11,981,033       5,344,796
                                                  ============    ============

Net Loss ......................................   $   (557,288)   $    (54,838)
     Unrealized loss on marketable securities..              0         (86,750)
                                                  ------------    ------------
Comprehensive loss ............................   $   (557,288)   $   (141,588)
                                                  ============    ============

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                         Three Months Ended
                                                             October 31,
                                                         2001          2000
                                                      ----------    ---------

Cash Flows from Operating Activities
     Net income (loss) ..........................     $(557,288)    $ (54,838)
     Adjustments to net income (loss) to net cash
     provided (used) by operating activities
        Depreciation and amortization ...........         3,955             0
     Decreases (increases) in Assets
        Accounts receivable .....................       (16,464)            0
        Miscellaneous receivables ...............        53,731             0
        Inventories .............................      (128,292)            0
        Prepaid expenses ........................        58,280             0
        Other assets ............................       (18,352)            0
     Increases (decreases) in Liabilities
        Accounts payable and accrued expenses ...       (43,845)       39,296
                                                      ---------     ---------
Net Cash Provided (Used) by Operating Activities       (648,275)      (15,542)

Cash Flows from Investing Activities
     Purchases of equipment and fixtures ........        (1,606)            0
Net Cash Provided (Used) by Investing Activities         (1,606)            0

Cash Flows from Financing Activities
     Proceeds from notes payable ................        17,740             0
     Repayment of loans and notes ...............      (180,000)            0
     Issuance of preferred stock ................       140,000             0
     Issuance of common stock ...................       712,000        40,000
                                                      ---------     ---------
Net Cash Provided (Used) by Financing Activities        697,240        40,000
Net Increase (Decrease) in Cash .................        32,359        24,458
Cash at Beginning of Period .....................        33,156           551
                                                      ---------     ---------
Cash at End of Period ...........................     $  73,015     $  25,009
                                                      =========     =========

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

     Regent  Group,  Inc.  (the  Company or Regent),  formerly  NMC Corp.,  is a
     holding  company  for  its  subsidiary  Millennium  Biotechnologies,   Inc.
     ("Millennium").

     Millennium was incorporated in the State of Delaware on November 9, 2000 and is located in New Jersey. Millennium is a research based bio-nutraceutical corporation involved in the field of nutritional science. Millennium's principal source of revenue is expected to be from sales of its nutraceutical supplement, RESURGEX(TM), which serves as a nutritional support for immuno-compromised individuals undergoing medical treatment for chronic debilitating diseases Millennium had not yet generated revenue from sales of this product as of July 31, 2001, such sales having commenced in September, 2001.

     The Company acquired Millennium on July 27, 2001, when it completed a merger with Millennium. In the merger, new Convertible Preferred Series D stock was issued in exchange for all the outstanding stock of Millennium. Such preferred shares are convertible into approximately 96% of the outstanding common stock of the Company at the time of issuance. Under the terms of the Agreement and Plan of Reorganization, a new wholly-owned Regent subsidiary merged into Millennium. For accounting purpose, the merger has been treated as an acquisition of Regent by Millennium, and a re-capitalization of Millennium. The historical financial statements prior to July 31, 2001, are those of Millennium. Subsequent to July 31, 2001, the financial statements are those of the Company and its wholly-owned subsidiary Millennium on a consolidated basis.

Basis of Presentation

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements and with the instructions to Form 10-QSB and
     Article 10 of Regulation S-X. Accordingly, they do not include all of the information and disclosures required for annual financial statements. These financial statements should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's annual report on Form 10-KSB for the year ended July 31, 2001.

     In the opinion of the Company's management, all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of October 31, 2001, and the results of operations and cash flows for the three months ended October 31, 2001 and 2000 have been included.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Principles of Consolidation

     The Company's operations presently consist almost exclusively of the operations of Millennium. The consolidated financial statements include the accounts of the Company and its subsidiary from the acquisition date and/or through their respective disposition dates. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

     Property and equipment are stated at cost less accumulated depreciation. Depreciation, which includes amortization of assets under capital leases, is calculated using the straight-line method over the estimated useful lives of the assets: 3-8 years for machinery and equipment, leasehold improvements are amortized over the shorter of the estimated useful lives or the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of related assets are expensed as incurred. For Federal income tax purposes, depreciation is computed under accelerated methods over the assets class life.

Revenue Recognition

     Revenue is recognized at the date of shipment to customers.

Stock-Based Compensation

     The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No.123, "Accounting for Stock-Based Compensation". The standards encourages, but does not require, companies to recognize compensation expense for grants of stock, stock option and other equity instruments to employees based on fair value.

Loss Per Common Share

     Basic and diluted loss per common share are computed by dividing net loss by the weighted average number of common shares outstanding during the periods. Potential common shares used in computing diluted earnings per share related to stock options, warrants, convertible preferred stock and convertible debt which, if exercised, would have a dilutive effect on earnings per share, have not been included, except that the effect of a conversion of the outstanding Series D Convertible Preferred Stock which is anticipated to incur has been shown for illustrative purpose. During the quarter ended October 31, 2001, the weighted average number of Series D convertible preferred shares outstanding was 247,357 which if converted into common shares, would have increased the weighted average number of common shares outstanding from 11,981,033 to 170,590,058.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

Fair Value of Financial Instruments

     For financial instruments including cash, prepaid expenses and other current assets, short-term debt, accounts payable and accrued expenses, it was assumed that the carrying values approximated fair value because of their short-term maturities.

Reclassification

     Certain reclassifications have been made to prior year balances to conform with the current year's presentation.

ACQUISITIONS AND MERGERS

     On July 27, 2001, pursuant to an Agreement and Plan of Reorganization, Millennium paid Regent $146,000, which was used to pay certain indebtedness of Regent, and each share of common stock of Millennium was converted into preferred series D shares of Regent at a rate of .025 preferred shares for each common share of Millennium. Each of these preferred series D shares is convertible into 641.215 common shares of Regent and is entitled to 641.215 votes. The preferred series D shares are non-dividend bearing and are subject to adjustment in accordance with certain anti-dilution clauses. In addition, on November 15, 2001, the Company paid off pre-merger Regent liabilities of $89,640.

INVENTORIES

     Inventories consist of work-in-process and finished goods for the Company's RESURGEX(TM) product line. Cost-of-goods sold are calculated using the average costing method.

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at October 31, 2001, consists of the following:

         Furniture and Equipment                        $34,560
         Leasehold improvements                          34,571
                                                        -------
         Subtotal                                        69,131
         Less accumulated depreciation                   10,894
                                                        -------
         Total                                          $58,237
                                                        =======

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

     Accounts payable and accrued expenses consisted of the following at October 31, 2001:

            Accounts payable                             $238,555
            Accrued interest                                5,278
            Accrued reverse merger expenses                50,000
            Accrued professional fees                      31,000
            Accrued payroll and payroll taxes              76,041
            Miscellaneous accruals                         10,123
                                                         --------
            Total                                        $410,997
                                                         ========

DEBT

     Short-term debt at October 31, 2001, is as follows:

           Unsecured convertible note, dated April 20, 2001, due April 20, 2002, Interest at 10% per annum, payable upon maturity, personally
           guaranteed by an officer (1)                         $100,000
           Non-interest bearing cash advance by
           an accredited investor                               $ 17,740
                                                                --------
                                                                $117,740
                                                                ========

(1) The principal and interest of the unsecured convertible note are convertible into Series D convertible preferred shares of the Company at an exchange rate of $12 per share.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

INCOME TAX

     At July 31, 2001, the Company had a net operating loss ("NOL") carry-forward of approximately $11,126,000 for tax purposes expiring in the years 2003 through 2021. The Company has not reflected any benefit of such net operating loss carryforward in the accompanying financial statements in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes" (SFAS 109) as the realization of this deferred tax benefit is not more than likely.

     The Tax Reform Act of 1986 provided for a limitation on the use of NOL carry-forwards, following certain ownership changes. As a result of transactions in the Company's stock during the year ended July 31, 1999 and July 31, 2001, a change in ownership of greater than 50%, as defined, has occurred. Under such circumstances, the potential benefits from utilization of tax carry-forward may be substantially limited or reduced on an annual basis.

COMMITMENTS AND CONTINGENCIES

     The Company leases certain office space and equipment under operating leases.

     The Company's administrative facilities are located in approximately 2,200 square feet of leased office space in Bernardsville, New Jersey, as to which Millennium entered into a 5 year lease, starting January 1, 2001. The lease calls for a monthly rent of $5,807 plus allocated expenses.

     In October 2001, the Company signed a 5-year lease commencing in the Spring of 2002 for approximately 4,500 square feet of office space at a monthly rental of $10,000 plus an allocated portion of certain operating expenses.

RELATED PARTY TRANSACTIONS

      During the quarter, the Company issued warrants for the purchase of an aggregate of 6,400,000 common shares, exercisable at $0.25 per share, to four directors of the Company. Also, two executive officers purchased a total of 650,000 common shares, for an aggregate purchase price of $65,000.

SUBSEQUENT EVENTS

     On August 9, 2001, the Board of Directors decided to effect a reverse split of issued and outstanding shares of Common Stock. In December 2001, the Company obtained the consent of the majority stockholders for an amendment of the Company's Certificate of Incorporation to

     o increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and reduce the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;

     o reverse split the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share; and

     o    change  the  name  of  the  Company  to  "Millennium   Biotechnologies
          Corporation",

and for the adoption of the 2001 Employee Stock Option Plan.

     Since the end of the first quarter and through November 30, 2001, the Company has obtained further equity investments that totaled approximately $1,120,000, through private placements by accredited investors who purchased a total 20,794 shares Series D Convertible Preferred Stock and 1,681,356 shares of Common Stock.

                                    EXHIBIT D

                     UNAUDITED FINANCIAL STATEMENTS AT AND FOR
                     THE FIVE MONTHS ENDED DECEMBER 31, 2001

                        REGENT GROUP, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET

                                                                                         December 31, 2001
                                                                                         -----------------
ASSETS                                                                                      (Unaudited)
     Current Assets
     Cash .............................................................................     $   495,553
       Accounts receivable, net of allowance for
       doubtful accounts of  0 ........................................................          42,852
     Miscellaneous receivables ........................................................          69,975
     Inventories ......................................................................         127,977
     Prepaid expenses .................................................................          50,119
                                                                                            -----------
        Total Current Assets ..........................................................         786,476
     Property, plant and equipment, net of accumulated
        depreciation of $13,729 .......................................................          61,864
     Other assets .....................................................................          53,195
                                                                                            -----------
TOTAL ASSETS ..........................................................................         901,535
                                                                                            ===========
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES
     Current Liabilities
     Accounts payable and accrued expenses ............................................         280,325
     Loans and notes payable ..........................................................         117,740
                                                                                            -----------
        Total Current Liabilities .....................................................         398,065
     Unearned income, less current portion ............................................          45,000
                                                                                            -----------
TOTAL LIABILITIES .....................................................................         443,065

STOCKHOLDERS' EQUITY
     Preferred Stock, $1 par value, 810,360 shares authorized:
     Convertible, Series B, non-voting, 65,141 shares issued and outstanding,
         at redemption value ..........................................................         130,282
     Cumulative, Series C, non-voting, 64,762 shares issued and outstanding ...........          64,763
     Convertible, Series D, voting, 268,150.87 shares issued and outstanding ..........         268,151
     Common Stock, $0.06 2/3 par value, 20,000,000 shares authorized,
     19,678,148 shares issued and outstanding .........................................       1,311,880
     Additional paid-in capital .......................................................       1,027,460
     Accumulated deficit ..............................................................      (2,344,066)
                                                                                            -----------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT) ..................................................         458,470

TOTAL LIABILITIES AND EQUITY ..........................................................     $   901,535
                                                                                            ===========

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                 November 9, 2000                        November 9, 2000
                                                                     (Date of                                (Date of
                                                 Two Months         Inception)         Five Months          Inception)
                                                    Ended              to                 Ended                 to
                                                 December 31,      December 31,        December 31,        December 31,
                                                    2001               2000                2001                2000
                                                ------------       ------------        ------------        ------------
Total Revenues ...............................  $     42,987       $          0        $     79,342        $          0
     Cost of Goods Sold ......................        12,169                  0              37,238                   0
                                                ------------       ------------        ------------        ------------
Gross Profit .................................        30,818                  0              42,104                   0

     Selling expenses ........................        89,704             10,186             192,356              10,186
     General & administrative expenses .......       379,240             58,778             841,891              58,778
                                                ------------       ------------        ------------        ------------
Operating Income (Loss) ......................      (438,126)           (68,964)           (992,143)            (68,964)

Other Income (Expense)
     Miscellaneous income (expense) ..........       (15,917)                 0             (15,917)                  0
     Interest expense, net ...................          (839)              (417)             (4,111)                (417)
                                                ------------       ------------        ------------        ------------

Total Other Income (Expense) .................       (16,756)              (417)            (20,028)               (417)
                                                ------------       ------------        ------------        ------------

Net Loss .....................................      (454,882)      $    (69,381)       $ (1,012,171)       $    (69,381)
                                                ============       ============        ============        ============
Loss per Common Share ........................  $      (0.02)                          $      (0.07)
                                                ============                           ============

Weighted Average Number of
     Common Shares Outstanding ...............    19,257,807                             15,092,243
                                                ============                           ============

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                  November 9, 2000
                                                                Five Months           (Date of
                                                                   Ended            Inception) to
                                                                December 31,        December 31,
                                                                    2001               2000
                                                                ------------        -----------
Cash Flows from Operating Activities
     Net (loss) ............................................    $(1,012,171)        $   (69,381)
     Adjustments to net income (loss) to net
     Cash provided (used) by operating activities
        Depreciation and amortization ......................          6,789                 168
     Decreases (increases) in Assets
        Accounts receivable ................................        (42,853)                  0
        Miscellaneous receivables ..........................          3,120                   0
        Inventories ........................................       (127,977)             (2,805)
        Prepaid expenses ...................................         25,268              (4,229)
        Other assets .......................................        (18,352)            (34,844)
     Increases (decreases) in Liabilities
        Accounts payable and accrued expenses ..............       (174,516)             48,405
                                                                -----------         -----------
Net Cash (Used) by
       Operating Activities ................................     (1,340,692)            (62,686)
                                                                -----------         -----------

Cash Flows from Investing Activities
     Purchases of equipment and fixtures ...................         (8,067)             (6,849)
                                                                -----------         -----------
Net Cash  (Used) by
       Investing Activities ................................         (8,067)             (6,849)
                                                                -----------         -----------

Cash Flows from Financing Activities
     Proceeds from notes payable ...........................         17,740              75,000
     Repayment of loans and notes ..........................       (180,000)                  0
     Issuance of common and preferred stock ................      1,973,416                   0
                                                                -----------         -----------
Net Cash Provided by
      Financing Activities .................................      1,811,156              75,000
                                                                -----------         -----------

Net Increase in Cash .......................................        462,397               5,465
Cash at Beginning of Period ................................         33,156                   0
                                                                -----------         -----------
Cash at End of Period ......................................    $   495,553               5,465
                                                                ===========         ===========

                 See notes to consolidated financial statements

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

      Regent Group, Inc. (the Company or Regent), formerly NMC Corp., is a holding company for its subsidiary Millennium Biotechnologies, Inc. ("Millennium").

      Millennium was incorporated in the State of Delaware on November 9, 2000 and is located in New Jersey. Millennium is a research based bio-nutraceutical corporation involved in the field of nutritional science. Millennium's principal source of revenue is expected to be from sales of its nutraceutical supplement, RESURGEX(TM), which serves as a nutritional support for immuno-compromised individuals undergoing medical treatment for chronic debilitating diseases. Millennium had not yet generated revenue from sales of this product as of July 31, 2001, such sales having commenced in September, 2001.

      The Company acquired Millennium on July 27, 2001, when it completed a merger with Millennium. In the merger, new Convertible Preferred Series D stock was issued in exchange for all the outstanding stock of Millennium. Such preferred shares are convertible into approximately 96% of the outstanding common stock of the Company at the time of issuance. Under the terms of the Agreement and Plan of Reorganization, a new wholly-owned Regent subsidiary merged into Millennium. For accounting purpose, the merger has been treated as an acquisition of Regent by Millennium, and a re-capitalization of Millennium. The historical financial statements prior to July 27, 2001, are those of Millennium. Subsequent to July 27, 2001, the financial statements are those of the Company and its wholly-owned subsidiary Millennium on a consolidated basis.

  Basis of Presentation

      The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial statements and with the instructions to Form 10-QSB and
      Article 10 of Regulation S-X. Accordingly, they do not include all of the information and disclosures required for annual financial statements.
      These financial statements should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's annual report on Form 10-KSB for the year ended July 31, 2001, and the Company's quarterly report on Form 10-QSB for the three months period ended October 31, 2001.

      In the opinion of the Company's management, all adjustments (consisting of normal recurring accruals) necessary to present fairly the Company's financial position as of December 31, 2001, the results of operations for the two and five months ended December 31, 2001 and the period from November 9, 2000 (date of inception) to December 31, 2000, and the cash flows for the five months ended December 31, 2001 and the period from November 9, 2000 (date of inception) to December 31, 2000, have been included.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

  Principles of Consolidation

      The Company's operations presently consist almost exclusively of the operations of Millennium. The consolidated financial statements include the accounts of the Company and its subsidiary from the acquisition date and/or through their respective disposition dates. All significant intercompany transactions and balances have been eliminated.

  Use of Estimates

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Property and Equipment

      Property and equipment are stated at cost less accumulated depreciation. Depreciation, which includes amortization of assets under capital leases, is calculated using the straight-line method over the estimated useful lives of the assets: 3-8 years for machinery and equipment, leasehold improvements are amortized over the shorter of the estimated useful lives or the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of related assets are expensed as incurred. For Federal income tax purposes, depreciation is computed under accelerated methods over the assets class life.

  Revenue Recognition

      Revenue is recognized at the date of shipment to customers.

  Stock-Based Compensation

     The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No.123, "Accounting for Stock-Based Compensation". The standards encourages, but does not require, companies to recognize compensation expense for grants of stock, stock options and other equity instruments to employees based on fair value.

  Loss Per Common Share

      Basic and diluted loss per common share are computed by dividing net loss by the weighted average number of common shares outstanding during the periods. Potential common shares used in computing diluted earnings per share related to stock options, warrants, convertible preferred stock and convertible debt which, if exercised, would have a dilutive effect on earnings per share, have not been included. During the two months period ended December 31, 2001, the weighted average number of Series D convertible preferred shares outstanding was 252,754 which if converted into common shares, would have increased the weighted average number of common shares outstanding from 19,678,148 to 181,747,766.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

  Fair Value of Financial Instruments

      For financial instruments including cash, prepaid expenses and other current assets, short-term debt, accounts payable and accrued expenses, it was assumed that the carrying values approximated fair value because of their short-term maturities.

  Reclassification

      Certain reclassifications have been made to prior year balances to conform with the current year's presentation.

ACQUISITIONS AND MERGERS

      On July 27, 2001, pursuant to an Agreement and Plan of Reorganization, Millennium paid Regent $146,000, which was used to pay certain indebtedness of Regent. In addition, in November and December, 2001, the Company paid off pre-merger Regent liabilities of $91,640. At the time of the merger, each share of common stock of Millennium was converted into preferred series D shares of Regent at a rate of .025 preferred shares for each common share of Millennium. Each of these preferred series D shares is convertible into 641.215 common shares of Regent and is entitled to
      641.215 votes. The preferred series D shares are non-dividend bearing and are subject to adjustment in accordance with certain anti-dilution clauses.

MISCELLANEOUS RECEIVABLES

      Miscellaneous receivables consist of the following:

                   Due from officers       $ 46,625
                   Miscellaneous             23,350
                                           --------
                   Total                   $ 69,975

INVENTORIES

      Inventories consist of work-in-process and finished goods for the Company's RESURGEX(TM) product line. Cost-of-goods sold are calculated using the average costing method. Inventories at December 31, 2001, consists of the following:

                   Work in Process         $  24,333
                   Finished Goods            103,644
                                           ---------
                   Total                   $ 127,977

PROPERTY, PLANT AND EQUIPMENT

      Property, plant and equipment at December 31, 2001, consists of the following:

                   Furniture and Equipment              $41,022
                   Leasehold improvements                34,571
                                                        -------
                   Subtotal                              75,593
                   Less accumulated depreciation         13,729
                                                        -------
                   Total                                $61,864

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

      Accounts payable and accrued expenses consisted of the following at December 31, 2001:

                   Accounts payable                     $ 156,078
                   Accrued interest                         6,944
                   Accrued professional fees               22,000
                   Accrued payroll and payroll taxes       61,197
                   Miscellaneous accruals                  34,106
                                                        ---------
                   Total                                $ 280,325
                                                        =========

DEBT

      Short-term debt at December 31, 2001, is as follows:
      Unsecured convertible note, dated April 20, 2001,
      due April 20, 2002, Interest at 10% per annum,
      payable upon maturity,
      personally guaranteed by an officer (1)                       $100,000
      Non-interest bearing cash advance by an
      accredited investor                                           $ 17,740
                                                                    --------
                                                                    $117,740
                                                                    ========

      (1) The principal and interest of the unsecured convertible note are convertible into Series D convertible preferred shares of the Company at an exchange rate of $12 per share.

                        REGENT GROUP, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

INCOME TAX

      At July 31, 2001, the Company had a net operating loss ("NOL") carry-forward of approximately $11,126,000 for tax purposes expiring in the years 2003 through 2021. The Company has not reflected any benefit of such net operating loss carry-forward in the accompanying financial statements in accordance with Financial Accounting Standards Board
      Statement No. 109 "Accounting for Income Taxes" (SFAS 109) as the realization of this deferred tax benefit is not more than likely.

      The Tax Reform Act of 1986 provided for a limitation on the use of NOL carry-forwards, following certain ownership changes. As a result of transactions in the Company's stock during the year ended July 31, 1999 and July 31, 2001, a change in ownership of greater than 50%, as defined, has occurred. Under such circumstances, the potential benefits from utilization of tax carry-forward may be substantially limited or reduced on an annual basis.

COMMITMENTS AND CONTINGENCIES

      The Company leases certain office space and equipment under operating leases.

      The Company's administrative facilities are located in approximately 2,200 square feet of leased office space in Bernardsville, New Jersey, as to which Millennium entered into a 5 year lease, starting January 1, 2001. The lease calls for a monthly rent of $5,807 plus allocated expenses.

      In October 2001, the Company signed a 5-year lease commencing in the Spring of 2002 for approximately 4,500 square feet of office space at a monthly rental of $10,000 plus an allocated portion of certain operating expenses.

SUBSEQUENT EVENTS

      On December 10, 2001, amended on January 30, 2002, the Company filed a preliminary information statement on Schedule 14C, informing of a written consent of certain stockholders owning a majority of the issued and outstanding voting stock of the Company, approving an August 9, 2001, resolution of the Board of Directors with respect to the following actions:

      o increasing the number of authorized shares of the Company's Common Stock from 20,000,000 to 75,000,000 and reduce the par value of the Company's Common Stock from $0.06-2/3 per share to $0.001 per share;
      o effecting a reverse split of the outstanding shares of the Company's Common Stock on a one-for-12 basis, so that every 12 issued and outstanding shares of Common Stock, before the split, shall represent one share of Common Stock after the split with all fractional shares rounded up to the next whole share;
      o changing the name of the Company to "Millennium Biotechnologies Group, Inc",
      o     adopting the 2001 Employee Stock Option Plan; and
      o     effecting   certain   changes  to  the  Company's   Certificate   of
            Incorporation.

Item 2.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

CAUTIONARY STATEMENT PURSUANT TO "SAFE HARBOR" PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934

      Except for historical information, the Company's reports to the Securities and Exchange Commission on Form 10-KSB and Form 10-QSB and periodic press releases, as well as other public documents and statements, contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company's products, reliance on third parties to produce the products, availability of Medicaid reimbursement for the purchase of Company products and other risks and uncertainties identified in the Company's reports to the Securities and Exchange Commission, periodic press releases, or other public documents or statements.

      Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

Results of Operations for the five months ended December 31, 2001:

      During the five months' period ended December 31, 2001, the Company recorded its first orders for Millennium's RESURGEX(TM) nutritional supplement, the Company's premier product. This marked the culmination of an intensive effort during the previous three quarters to complete product research and design, prepare the product for market, and set up initial sales and distribution channels.

      A successful marketing strategy for RESURGEX(TM) emphasizes support of Medicaid and other organizations that provide reimbursement programs. Support in this sense means that Medicaid includes RESURGEX(TM) in its universe of products that qualify for reimbursement when prescribed by the medical profession. With reimbursement covered, doctors can prescribe it to their patients and more persons in need can have access to it. The recent inclusion of RESURGEX(TM) in First Data Bank resulted in approval under the open formula category, by 42 states, including the important markets of New Jersey and Connecticut.

      Revenues for November and December, 2001, totaled $42,987, bringing total revenues since the receipt of the first orders in September 2002 to $79,342. All these revenues were generated by the Company's wholly owned subsidiary Millennium Biotechnologies, Inc., primarily from the sales of the Company's proprietary RESURGEX(TM) product. This revenue figure represents initial orders through not yet fully developed distribution channels. Management believes that future quarters will see a marked acceleration in product sales as those channels mature.

      Gross profits during the five months ended December 31, 2001 amounted to $42,104 for a 53% gross margin. Costs-of-Goods sold contain certain non-linear expenses. Since direct product costs are comparatively lower, the gross margin is expected to significantly increase as revenues grow. After deducting selling expenses and general and administrative expenses of 1,034,247 the Company realized an operating loss of $992,143. Non-operating expenses totaled $20,028 primarily in form of interest expense. The net result for the reporting period was a loss of $1,012,171 or $0.07 per share. Comparisons to the same period in last year are of little relevance, since the Company at that time had no revenues and virtually no operations.

      The period's net result was significantly affected by the need for expenditures in connection with putting in place marketing and sales operations and the supporting administrative infrastructure, resulting in relatively high operating expenses. Management does not consider this atypical for a new company engaged in launching a new product. The Company will continue to invest in further expanding its operations and in a comprehensive marketing campaign with the goal of accelerating the education of potential clients and promoting the name and products of the Company.

Liquidity and Capital Resources

      In view of the start-up nature of the Company's business at this stage in its development, its operations were financed entirely by new equity investments through private placements with accredited investors who, during the five months' period ended December 31, 2001, purchased an aggregate 24,258 Series D convertible preferred shares (convertible into common stock at the rate of 1 preferred share for 641.215 common shares) and 9,824,994 common shares that in the aggregate added $1,960,000 to equity and working capital. This capital inflow was more than sufficient to compensate for the negative cash-flow from operations during the period and resulted in a working capital surplus of $388,411 at December 31, 2001.

      Management intends to further strengthen the Company's balance sheet and liquidity reserves through additional capital transactions during the upcoming quarters that involve further private placements of its equity securities with accredited investors. Discussions with several such potential investors are underway and are expected to yield positive results before the end of the first quarter in 2002.

                                    EXHIBIT E

                     AUDITED FINANCIAL STATEMENTS AT AND FOR
                          THE YEAR ENDED JULY 31, 2001

                        Regent Group, Inc. and Subsidiary
                 Index to the Consolidated Financial Statements

                                                                            Page

Independent Accountant's Report........................................      E-1

Financial Statements

     Consolidated Balance Sheet........................................      E-2

     Consolidated Statement of Operations..............................      E-3

     Consolidated Statement of Stockholders' Equity (Deficiency).......      E-4

     Consolidated Statement of Cash Flows..............................      E-5

     Notes to the Consolidated Financial Statements.................... E-6-E-15

                          Independent Auditors' Report

To the Board of Directors and Stockholders of Regent Group, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of Regent Group, Inc. and Subsidiary, as of July 31, 2001, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period November 9, 2000 (date of inception) to July 31, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Regent Group, Inc. and Subsidiary as of July 31, 2001, and the results of its operations and its cash flows for the period November 9, 2000 (date of inception) to July 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                       /s/ Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
November 12, 2001

                       Regent Group, Inc. and Subsidiary
                           Consolidated Balance Sheet
                                 July 31, 2001

Assets
     Current Assets:
       Cash                                                                        $    33,156
       Prepaid expenses and other current assets                                        75,387
       Due from officers                                                                67,000
       Miscellaneous receivables                                                         6,094
                                                                                   -----------
         Total Current Assets                                                          181,637

Property, plant and equipment, net of accumulated depreciation of $6,940                60,585
Other assets                                                                            34,843
                                                                                   -----------
         Total Assets                                                                  277,065
                                                                                   ===========
Liabilities and Stockholders' Equity
     Current Liabilities:
       Accounts payable and accrued expenses                                           454,840
       Short-term debt                                                                 280,000
                                                                                   -----------
         Total Current Liabilities                                                     734,840
                                                                                   -----------

Unearned Revenue                                                                        45,000
                                                                                   -----------
Stockholders' Equity:
     Preferred stock, par value $1; authorized 810,360 shares Convertible Series
     B, at redemption value; issued and outstanding
       65,141 shares                                                                   130,282
     Cumulative Series C, par value $1; issued and outstanding 64,763 shares            64,763
     Convertible Series D, par value $1; issued and outstanding 241,199 shares         241,199
     Common stock, par value $.06-2/3; authorized 20,000,000 shares; issued
       and outstanding 6,073,154 shares                                                404,877
     Stock subscriptions receivable                                                    (12,000)
     Deficit                                                                        (1,331,896)
                                                                                   -----------
       Total Stockholders' Equity (Impairment)                                        (502,775)
                                                                                   -----------

         Total Liabilities and Stockholders' Equity                                $   277,065
                                                                                   ===========

See notes to consolidated financial statements.

                        Regent Group, Inc. and Subsidiary
                      Consolidated Statements of Operations

                                                                November 9, 2000
                                                             (date of inception)
                                                                to July 31, 2001
                                                             -------------------

Sales                                                                 $      --
Cost of Sales                                                                --
                                                                      ---------
Gross Profit                                                                 --

Selling, general and administrative expenses                            763,410
                                                                      ---------

Loss from operations                                                   (763,410)
                                                                      ---------
Other income (expense)
     Interest expense                                                    (5,230)
                                                                      ---------

       Total Other Income (expense)                                      (5,230)
                                                                      ---------

Net Loss                                                               (768,640)
                                                                      =========

Net Loss Per Share                                                    $  (0.13)
                                                                      =========

Weighted average number of common share outstanding                   6,073,154
                                                                      =========

See notes to consolidated financial statements.

                        Regent Group, Inc. and Subsidiary
           Consolidated Statement of Stockholders' Equity (Deficiency)
      For the period November 9, 2000 (date of inception) to July 31, 2001

                                                                                             Preferred Stock
                                                                     -------------------------------------------------------------
                                                                      Convertible    Convertible      Cumulative    Cumulative
                                                                       Series B       Series B         Series C      Series C
                                                                        Shares         Amount           Shares        Amount
                                                                      -----------    -----------      ----------    ----------
November 9, 2000 (date of inception)                                       --        $     --              -- $             --

Issuance of Millennium, Inc. stock for patent formula                      --              --              --               --
Issuance of Millennium, Inc. stock in connection with loan                 --              --              --               --
Issuance of Millennium stock in lieu of legal fees                         --              --              --               --
Issuance of Millennium, Inc. stock -- private placements                   --              --              --               --
Expenses related to reverse merger                                         --              --              --               --
                                                                       ------        --------          ------          -------
Subtotal -- Millennium, Inc.                                               --              --              --               --

Reorganization pursuant to reverse merger                              65,141         130,282          64,763           64,763

Net (loss)                                                                 --              --              --               --
                                                                       ------        --------          ------          -------
Balance, July 31, 2001                                                 65,141        $130,282          64,763          $64,763
                                                                       ======        ========          ======          =======


                                                                                Preferred Stock              Common Stock
                                                                     --------------------------------  ------------------------
                                                                      Convertible   Convertible
                                                                        Series D     Series D
                                                                         Shares       Amount          Shares          Amount
                                                                      -----------   -----------       ------          -------
November 9, 2000 (date of inception)                                       --        $     --              --         $     --

Issuance of Millennium, Inc. stock for patent formula                  50,000          50,000              --               --
Issuance of Millennium, Inc. stock in connection with loan              1,250           1,250              --               --
Issuance of Millennium stock in lieu of legal fees                      3,125           3,125              --               --
Issuance of Millennium, Inc. stock -- private placements              182,675         182,675              --               --
Expenses related to reverse merger                                         --              --              --               --
                                                                      -------        --------       ---------         --------
Subtotal -- Millennium, Inc.                                          237,050         237,050              --               --

Reorganization pursuant to reverse merger                               4,149           4,149       6,073,154          404,877


Net (loss)                                                                 --              --              --               --
                                                                      -------        --------       ---------         --------
Balance, July 31, 2001                                                241,199        $241,199       6,073,154         $404,877
                                                                      =======        ========       =========         ========

                                                                   Additional         Stock
                                                                     Paid in      Subscriptions
                                                                     Capital        Receivable      Deficit           Total
                                                                   ----------     -------------     -------           -----
November 9, 2000 (date of inception)                                $      --        $     --     $        --       $      --

Issuance of Millennium, Inc. stock for patent formula                 (50,000)             --              --              --
Issuance of Millennium, Inc. stock in connection with loan             (1,250)             --              --              --
Issuance of Millennium stock in lieu of legal fees                     (3,125)             --              --              --
Issuance of Millennium, Inc. stock -- private placements              413,826         (12,000)             --         584,501
Expenses related to reverse merger                                    (86,000)             --              --         (86,000)
                                                                    ---------        --------     -----------       ---------

Subtotal -- Millennium, Inc.                                          273,451         (12,000)             --         498,501

Reorganization pursuant to reverse merger                            (273,451)             --        (563,256)       (232,636)

Net (loss)                                                                 --              --        (768,640)       (768,640)
                                                                    ---------        --------     -----------       ---------
Balance, July 31, 2001                                              $      --        $(12,000)    $(1,331,896)      $(502,775)
                                                                    =========        ========     ===========       =========

See notes to consolidated financial statements.

                        Regent Group, Inc. and Subsidiary
                      Consolidated Statement of Cash Flows

                                                               November 9, 2000
                                                             (date of inception)
                                                               to July 31, 2001
                                                             -------------------
                                                                     2001
                                                             -------------------
Cash flows from Operating Activities:
     Net loss                                                     $(768,640)
     Adjustments to reconcile net loss to net cash provided
         (used) by Operating Activities:
         Depreciation                                                 6,940
     Changes in assets and liabilities
       (Increase) in prepaid expenses                               (75,387)
       (Increase) in deposits                                       (34,843)
       Increase in miscellaneous receivables                         (6,094)
       Increase in accounts payable and accrued expenses            306,740
       Increase in unearned revenue                                  45,000
                                                                  ---------
           Net Cash (Used in) Operating Activities                 (526,284)
                                                                  ---------

     Cash flows from Investing Activities:
       Net payments pursuant to reverse merger                       (4,535)
       Purchases of property and equipment                          (67,525)
       Increase in due from officers                                (67,000)
                                                                  ---------
           Net Cash (Used in) Investing Activities                 (139,060)
                                                                  ---------
     Cash flows from Financing Activities:
       Expenses relating to reverse merger                          (86,000)
       Proceeds from borrowings                                     200,000
       Proceeds from issuance of common stock                       584,500
                                                                  ---------
           Net Cash Provided by (Used in) Financing Activities      698,500
                                                                  ---------

     Net Increase (decrease) in Cash                                 33,156
     Cash - beginning of year                                            --
                                                                  ---------
     Cash - end of year                                           $  33,156
                                                                  =========
Supplemental information:
     Cash paid during the year for:
       Interest                                                   $   3,140
                                                                  =========
       Income taxes                                               $      --
                                                                  =========

See notes to consolidated financial statements.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Organization

      Regent Group Inc. (the Company or Regent), formerly NMC Corp., is a holding company for its subsidiary. On April 3, 2000, the Company executed a merger agreement with Vulcan Minerals and Energy, Inc. (formerly Playa Minerals and Energy, Inc., herein "Vulcan"), a company engaged in the acquisition and development of proven oil and gas reserves located primarily in the San Juan Basin and the Gulf Coast.

      Under the terms of the agreement, Vulcan shareholders would receive 92% of the equity of Regent. Current shareholders of Regent would retain 8% of the Company and the Company would receive $265,000 in cash, of which $200,000 had been received as of July 31, 2000, in the form of a non-refundable deposit and recorded the deposit as income in the Company's consolidated statement of operations for the year ended July 31, 2000.

      On February 26, 2001, the Company received notification from Vulcan that Vulcan was exercising its right to terminate the executed merger agreement between the two companies. In its letter, Vulcan gave no reason for its termination decision.

      On July 27, 2001 the Company completed a merger with Millennium Biotechnologies, Inc. (Millennium) whereby new Convertible Preferred Series D stock was issued in exchange for all the outstanding stock of Millennium. Such preferred shares are convertible into approximately 96% of the outstanding common stock of the Company at the time of issuance. Under the terms of the Agreement and Plan of Reorganization, a new wholly-owned Regent subsidiary merged into Millennium.

      For accounting purposes, the acquisition has been treated as an acquisition of Regent by Millennium, and a recapitalization of Millennium. The historical financial statements prior to July 27, 2001 are those of Millennium. Subsequent to the exchange, the Company and Millennium remain as two separate legal entities whereby the operations of the newly combined entity are currently comprised solely of the operations of Millennium.

      Millennium was incorporated in the State of Delaware on November 9, 2000 and is located in New Jersey. Millennium is a research based bio-nutraceutical corporation involved in the field of nutritional science. Millennium's principal source of revenue is expected to be from sales of its nutroceutical supplement, RESURGEX(TM), which serves as a nutritional support for immuno-compromised individuals undergoing medical treatment for chronic debilitating diseases. Millennium had not yet generated revenue from sales of this product as of July 31, 2001, such sales having commenced in September, 2001

      The Company's operations presently consist almost exclusively of the operations of Millennium.

   Principles of Consolidation

      The consolidated financial statements include the accounts of the Company and its Subsidiary from the acquisition date and/or through their respective disposition dates. All significant intercompany transactions and balances have been eliminated.

   Use of Estimates

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued

   Property and Equipment

      Property and equipment are stated at cost less accumulated depreciation. Depreciation, which includes amortization of assets under capital leases, is calculated using the straight-line method over the estimated useful lives of the assets: 20-30 years for buildings and building improvements and 3-8 years for machinery and equipment, leasehold improvements are amortized over the shorter of the estimated useful lives of the underlying lease term. Repairs and maintenance expenditures which do not extend the useful lives of related assets are expensed as incurred. For Federal income tax purposes, depreciation is computed under accelerated methods over the assets class life.

   Evaluation of Long-Lived Assets

      Long-lived assets are assessed for recoverability on an ongoing basis. In evaluating the fair value and future benefits of long-lived assets, their carrying value would be reduced by the excess, if any, of the long-lived asset over management's estimate of the anticipated undiscounted future net cash flows of the related long-lived asset.

   Revenue Recognition

      Revenue is recognized at the date of shipment to customers.

   Stock-Based Compensation

      The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation". The standards encourages, but does not require, companies to recognize compensation expense for grants of stock, stock option and other equity instruments to employees based on fair value.

   Loss Per Common Share

      Basic and diluted loss per common share are computed by dividing net loss by the weighted average number of common shares outstanding during the year. Potential common shares used in computing diluted earnings per share related to stock options, warrants, convertible preferred stock and convertible debt which, if exercised, would have a dilutive effect on earnings per share. The number of potential common shares outstanding were 250,722,728 for the period ended July 31, 2001. During the period ended July 31, 2001 potential common shares were not used in the computation of diluted loss per common share as their effect would be antidilutive.

   Fair Value of Financial Instruments

      For financial instruments including cash, prepaid expenses and other current assets, short-term debt, accounts payable and accrued expenses, it was assumed that the carrying values approximated fair value because of their short-term maturities.

ACQUISITIONS AND MERGERS

      On July 27, 2001, pursuant to an Agreement and Plan of Reorganization, Millennium paid Regent $146,000, which was used to pay certain indebtedness of Regent, and each share of common stock of Millennium was converted into preferred series D shares of Regent at a rate of .025 preferred shares for each common share of Millennium. Each of these preferred series D shares are convertible into 641.215 common shares of Regent and are entitled to voting rights of 641.215 votes. The preferred series D shares are non-dividend bearing and are subject to adjustment in accordance with certain anti-dilution clauses.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at cost, less accumulated depreciation at July 31, 2001, consists of the following:

                                                                        July 31,
                                                                          2001
                                                                        --------
  Equipment                                                             $ 32,954
  Leasehold improvements                                                  34,571
                                                                        --------
       Subtotal                                                           67,525
  Less accumulated depreciation                                            6,940
                                                                        --------
       Total                                                            $ 60,585
                                                                        ========

      Depreciation expense charged to operations was $6,940 for the period ended July 31, 2001

ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consisted of the following at July 31, 2001:

  Accounts payable                                                      $ 59,776
  Accrued interest                                                         2,090
  Accrued reverse merger expenses                                         50,000
  Accrued professional fees                                              218,307
  Accrued payroll                                                        112,067
  Miscellaneous accruals                                                  12,600
                                                                        --------
                                                                        $454,840
                                                                        ========

  DEBT

     Short-term debt is as follows:
                                                                        July 31,
                                                                          2001
                                                                        --------
         Unsecured convertible note, due June 30, 2001 interest at      $ 80,000
           6% per annum, payable quarterly (1)

         Unsecured  convertible  note, dated April 20, 2001, due
           April 20, 2002, Interest at 10% per annum, payable upon maturity, personally guaranteed by an officer (2)

                                                                        $100,000
         Unsecured note, dated May 24, 2001, due the earlier of
           90 days from the date of the note or 5 business days
           following the completion of additional financing,
           interest at 12% per annum, payable upon maturity.
           The note was paid in full in August 2001.                     100,000
                                                                        --------
                                                                        $280,000
                                                                        ========

     (1) The unsecured convertible note was payable to a shareholder of the Company. In December 1999 and August 2001, the note was assigned to an unaffiliated third party. In December 2000 the note was extended to June 30, 2001, and subsequently to September 30, 2001. Under the terms of the first extension agreement, the outstanding balance on the note was convertible into shares of Regent common stock at a price of $.25 per share. As of the report date, the note has been converted to equity.

     (2) The unsecured convertible note is convertible into Preferred Series D shares of the Company at an exercise price of $12 per share.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

INCOME TAX

     The Company has a net operating loss ("NOL") carryforward of approximately $11,126,000 for tax purposes expiring in the years 2003 through 2021. The Company has not reflected any benefit of such net operating loss carryforward in the accompanying financial statements in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes" (SFAS 109) as the realization of this deferred tax benefit is not more than likely.

     The Tax Reform Act of 1986 provided for a limitation on the use of NOL carryforwards, following certain ownership changes. As a result of transactions in the Company's stock during the year ended July 31, 1999 and July 31, 2001, a change in ownership of greater than 50%, as defined, has occurred. Under such circumstances, the potential benefits from utilization of tax carryforward may be substantially limited or reduced on an annual basis.

     The Company and Millennium file separate tax returns and have different tax years. The Company files on a fiscal year ended July 31; Millennium has a calendar year end.

     There is no provision for income taxes during the period ended July 31, 2000 as the Company and Millennium had no taxable income due to net operating losses.

     A reconciliation of annualized taxes on income at the federal statutory rate for Millennium to amounts provided is as follows:

                                                                          2001
                                                                      ----------
     Tax benefit computed at the Federal statutory rate               $(348,000)
     Increase in taxes resulting from:
       Effect of unused tax losses                                      348,000
                                                                      ---------
                                                                      $      --
                                                                      =========

     The temporary difference between the tax bases of assets and the financial reporting amount that gives rise to the deferred tax asset and the approximate tax effect at July 31, 2001 are as follows:

                                                     Temporary
                                                     Difference     Tax Effect
                                                    ------------    -----------
     Net operating loss carryforward                $ 11,126,000    $ 4,457,000
     Valuation allowances                            (11,126,000)    (4,457,000)
                                                    ------------    -----------
                                                    $         --             --
                                                    ============    ===========

EMPLOYMENT AGREEMENTS

     Pursuant to an employment agreement, dated April 1, 2001, between Millennium and the Company's President and CEO, Jerry Swon, Mr. Swon is entitled to a base salary of $150,000 per year during the first calendar year of his term of employment; $250,000 per year for the second calendar year of employment; and $300,000 per year for the third calendar year through the end of the term. In the first year of the term, payment of up to 40% of Mr. Swon's base salary shall be deferred until such time as Millennium, in its reasonable judgment, has the financial resources to pay such deferred compensation. Millennium acknowledges deferred compensation due to Mr. Swon as of July 31, 2001, in the amount of $45,000 for services rendered prior to July 31, 2001. In addition to a base salary Millennium shall pay a discretionary bonus, payable annually during each year of the term, at the sole and exclusive discretion of Millennium. Mr. Swon also receives a monthly expense allowance.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

EMPLOYMENT AGREEMENTS, Continued

     Pursuant to an employment agreement, dated April 1, 2001, between Millennium and the Company's Secretary and COO, Bruce Deichl, Mr. Deichl is entitled to a base salary of $150,000 per year per year during the first calendar year of his term of employment; $250,000 per year for the second calendar year of employment; and $300,000 per year for the third calendar year through the end of the term. In the first year of the term payment of up to 40% of Mr. Deichl's base salary shall be deferred until such time as Millennium, in its reasonable judgment, has the financial resources to pay such deferred compensation. Millennium acknowledges deferred compensation due to Mr. Deichl as of July 31, 2001, in the amount of $45,000 for services rendered prior to July 31, 2001. In addition to a base salary Millennium shall pay a discretionary bonus, payable annually during each year of the term, at the sole and exclusive discretion of Millennium. Mr. Deichl also receives a monthly expense allowance.

     Pursuant to a five year employment agreement, dated May 18, 2001, with Millennium, Carl Germano was appointed Senior Vice President of New Product Development & Research. He is entitled to a base salary of $200,000 per year. In addition to the base salary Millennium will pay Mr. Germano a bonus equal to .008 of the gross proceeds from the sales of RESURGEX(TM) each calendar quarter and a bonus equal to .008 of the gross profits of other Millennium products. He also received options to purchase 26,365.6 shares of D Preferred Stock at $20 per share with 20% vested upon the signing of the employment agreement and the balance vest 20% per year. Mr. Germano also receives a monthly automobile allowance.

     Pursuant to a four year employment agreement, dated July 2, 2001, with Millennium, Christopher R. DeMarzo was appointed Executive Vice President of Sales and Marketing. He is entitled to a base salary of $150,000 per year. In addition to the base salary Millennium will pay Mr. DeMarzo an annual bonus based upon Millennium obtaining certain minimum annual sales. The bonus ranges from $55,000 for the first year, provided Millennium generates at least $7,000,000 in sales during that year, to $87,500 for the fourth year, provided Millennium generates at least $25,000,000 in sales during that year. He also received options to purchase 15,000 shares of D Preferred Stock at $20 per share with 20% vested upon the signing of the employment agreement and the balance vest 20% per year.

     Pursuant to a three year employment agreement, dated May 1, 2001, with Millennium, John Swon was appointed Vice President of Business Development. He is entitled to a base annual salary of $50,000 during the first year with 10% annual increases each year thereafter. In addition to the base salary, Millennium will pay Mr. Swon a bonus equal to .01663 of the gross proceeds from the sales of RESURGEX(TM) and a bonus equal to .01663 of the gross profits of other Millennium products. He also received options to purchase 6,250 shares of D Preferred Stock at $20 per share.

     Pursuant to a three year employment agreement, dated May 1, 2001, with Millennium, Jerry T. Swon was appointed Assistant Vice President of Marketing and Sales. He is entitled to a base annual salary of $50,000 during the first year with 10% annual increases each year thereafter. In addition to the base salary, Millennium will pay Mr. Swon a bonus equal to .01663 of the gross proceeds from the sales of RESURGEX(TM) and a bonus equal to .01663 of the gross profits of other Millennium products. He also received options to purchase 6,250 shares of D Preferred Stock at $20 per share.

CAPITAL STOCK

     a)  Preferred Stock

           Convertible Series B preferred shares ("Series B") are non-dividend bearing, and are convertible into shares of the Company's common stock at any time at the option of the holder and are subject to adjustment in accordance with certain anti-dilution clauses. Cumulative Series C preferred shares ("Series C") are not convertible but are entitled to cumulative cash dividends at the rate of $.65 per share per annum, payable

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

CAPITAL STOCK, Continued

           in each year commencing the year after all the shares of Series B are retired. Convertible Series D preferred shares ("Series D") are non-dividend bearing and are convertible into shares of the Company's common stock at the option of the Company and are subject to adjustment in accordance with certain anti- dilution clauses. Pursuant to the Agreement and Plan of Reorganization with Millennium, 237,049.7 Series D shares were issued in exchange for all outstanding common stock of Millennium. An additional 4,148.8 shares were issued in July 2001 at prices between $24.00 and $36.00 per share to four individual accredited investors.

     b)  Voting Rights

           The holders of Series B and Series C preferred stock have no voting rights. Each share of common stock is entitled to one vote and each share of Series D preferred stock is entitled to 641.215 votes.

     c)  Dividend Restrictions

           No cash dividends may be declared or paid on the Company's common stock if, and as long as, Series B preferred stock is still outstanding or there are dividends in arrears on outstanding shares of Series C preferred stock. No dividends may be declared on Series C shares if, and as long as, any Series B shares are outstanding.

     d)  Other information is summarized as follows:


                                                                     Convertible       Cumulative     Convertible
                                                                       Series B         Series C        Series D
                                                                     -----------       ----------     -----------
           Number of common shares to be issued upon
             conversion of each preferred share                            10             None          641.215

           Redemption price and involuntary liquidation value per
             preferred shares (if redeemed, ranking would be
             Convertible Series D then, Convertible Series B then
             Cumulative Series C)                                       $2.00           $10.00 (1)        $1.00

           (1)  Plus any dividend in arrears.

           Because the Series B preferred stock had mandatory redemption requirements at the time of its issuance (which are no longer applicable), these shares are stated at redemption value. Series B shares are stated at par value.

       e)  Common Stock

           During July 2001, 519,769 shares of the Company's common stock were issued to creditors of Regent in exchange for $120,293 of accounts payable.

OPTIONS AND WARRANTS

     The Company has adopted the  disclosure  only  provisions  of  Statement of
     Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (FAS No. 123). Accordingly, no compensation cost for employees has been recognized for the stock options and warrants awarded.

     In February 2000, Millennium adopted its 2001 Stock Option Plan ("The 2001 Plan"). The 2001 Plan provides that certain options granted thereunder are intended to qualify as "Incentive Stock Options" (ISO) within the meaning of Section 422A of the United States Internal Revenue Code of 1986, while non-qualified options may also be granted under the Plan. The Plan provided for the grant of options for up to 500,000 shares. The purchase price per common stock deliverable upon exercise of each ISO shall not be less than 100% of the fair market value of the common stock on the date such option is granted. If an ISO is issued to an individual who owns, at the time

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

OPTIONS AND WARRANTS, Continued

     of grant, more than 10% of the total enhanced voting power of all classes of Millennium's common stock, the exercise price of such option shall be at least 110% of the fair market value of the common stock on the date of grant and the term of the option shall not exceed five years from the date of grant. The purchase price of shares subject to non-qualified stock options shall be determined by a committee established by the Board of Directors with the condition that such prices shall not be less than 85% of the fair market value of the common stock at the time of grant. Millennium had no options issued pursuant to this Plan as of July 31, 2001.

     The granting of the following Company stock options was not under a formal stock option plan.

     Information regarding the Company's stock options and warrants for fiscal years ended July 31, 2001 and 2000 is as follows:

                                                          July 31, 2001                  July 31, 2000
                                                   ----------------------------   ---------------------------
                                                                    Weighted                        Weighted
                                                                     Average                         Average
                                                                    Exercise                        Exercise
                                                      Shares          Price          Shares           Price
                                                   -------------  -------------   -------------   -----------
     Options outstanding --
        beginning of year                                475,000      $0.46          475,000          $0.46
     Options exercised                                        --         --               --             --
     Options granted                                  36,944,003       0.03               --             --
     Options cancelled                                        --         --               --             --
                                                      ----------      -----          -------          -----
       Options outstanding --
         end of year                                  37,419,003      $0.04          475,000           0.46
                                                      ==========      =====          =======          =====

     Option price range at end of year             $0.0312 to $1.00                  $.0667 to $1.00

     Option price range for
       exercised shares                                       --         --               --             --
     Options available for
       grant at end of year                                  N/A        N/A                             N/A

     Warrants outstanding -- beginning of year           850,000       1.15          850,000           1.15
     Warrants exercised                                       --         --               --
     Warrants granted                                 52,071,996       0.08               --             --
     Warrants expired                                    300,000       2.00               --             --
                                                      ----------     ------         --------          -----
       Warrants outstanding -- end of year            52,621,996     $0.098         $850,000          $  --
                                                      ==========     ======         ========          =====

     Warrants price range at end of year           $0.03 to $1.1                    0 $.33 to $2.50

     Warrants price range
       for exercised shares                                   --         --               --             --
     Warrants available for                                  N/A        N/A                             N/A
       grant at end of year

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

OPTIONS AND WARRANTS, continued

     The weighted exercise price and weighted fair value of options and warrants granted by the Company for fiscal years ended 2001 and 2000, are as follows:

                                                                   July 31, 2001                   July 31, 2000
                                                            ----------------------------   ---------------------------
                                                              Weighted                       Weighted
                                                               Average       Weighted         Average        Weighted
                                                              Exercise        Average        Exercise         Average
                                                                Price       Fair Value         Price        Fair Value
                                                            -------------  -------------   -------------   -----------
     Weighted average of options and warrants granted
       during the year whose exercise price exceeded fair
       market value at the date of grant (1)                     $0.26         $0.18            $ --           $ --

     Weighted average of options and warrants granted            $0.26         $0.18            $ --           $ --
       during the year whose exercise price was less than
       fair market value at the date of grant (1)

     (1) Does not include warrants issued to previous holders of Millennium warrants whose securities have been exchanged for securities of the Company in accordance with the terms of the Merger Agreement.

     The following table summarizes information about fixed-price stock options and warrants outstanding at July 31, 2001.

                                                Average
                                Number         Remaining        Weighted           Number           Weighted
         Range of           Outstanding at    Contractual        Average       Exercisable at       Average
     Exercise Prices         July 31, 2001       Life        Exercise Price    July 31, 2001     Exercise Price
   --------------------     --------------    -----------    --------------    --------------    --------------
      $0.0312-$0.0625          79,717,914      4.8 years        $0.0373          58,498,507         $0.0373
      $0.0667 - $0.33           9,625,000      4.79 years        0.2431           9,625,000          0.2431
      $0.624 - $0.625             248,085      4.9 years         0.6245             248,085          0.6245
        $1.00 - $2.50             450,000      2.44 years        1.06               450,000            1.06
                               ----------                                        ----------
                               90,040,999                                        68,821,592
                               ==========                                        ==========

OPERATING LEASE COMMITMENTS

     The Company leases certain office space and equipment under operating leases.

     The Company's administrative facilities are located in approximately 2,200 square feet of leased office space in Bernardsville, New Jersey, as to which Millennium entered into a 5 year lease, starting January 1, 2001. The lease calls for a monthly rent of $5,807 plus allocated expenses and is personally guaranteed by certain officers of the Company.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

OPERATING LEASE COMMITMENTS, Continued

     The following is a schedule of future minimum rental payments (exclusive of allocated expenses) required under operating leases that have initial or non-cancelable lease terms in excess of one year as of July 31, 2001:

             Year Ending July 31,
             --------------------
                     2002                                   $69,687
                     2003                                    69,687
                     2004                                    69,687
                     2005                                    69,687
                     2006                                    29,036
                                                           --------
        Total minimum payments required                    $307,784
                                                           ========

     Rent expense for the Company under operating leases for the period ended July 31, 2001 was $33,996.

RELATED PARTY TRANSACTIONS

     In June 2001, the Company entered into agreements with two officers which allowed for advances of up to $75,000 to each officer. The notes bear interest at 7.5% per annum and are due March 2002. As of July 31, 2001, each officer had a balance of $33,500 outstanding.

COMMITMENTS

     Millennium retained the services of David Miller pursuant to a consulting agreement dated May 1, 2001 to advise and assist it with sales, marketing and the development of its customer base and products. The term of the agreement is for three years commencing on May 1, 2001 unless terminated prior as provided for in the agreement. Mr. Miller shall receive an annual compensation of $48,000 and has received options to purchase 150,000 shares of common stock, which are exchangeable into shares of Series D Preferred stock convertible into 2,404,557 shares of common stock pursuant to the terms of the Merger Agreement.

     Millennium entered into certain Royalty and Investment Agreements, dated January 11, 2001 with David Miller, Jane Swon (spouse of Jerry Swon) and Elayne Wishart (spouse of Bruce Deichl). Miller, Swon and Wishart each acquired certain securities of Millennium, which are convertible into shares of Series D convertible Preferred stock under the terms of the Merger Agreement on July 27, 2001. Pursuant to the Investment and Royalty Agreements, Millennium also agreed to pay a perpetual royalty to each of Miller, Swon and Wishart equal to: (a) the product of .033 and the gross sales of Regent's initial product offering under the name of RESURGEX(TM) (net of discounts and returns); and (b) the product of .033 and gross profits (as defined under the agreement) from the sale of additional products. Consideration received under the agreements was $50,000. The royalty agreements were determined to have a 10 year life over which they are being amortized. The Company has not sold any product and as royalties are based on product sales there have been no royalty payments as of July 31, 2001.

MAJOR VENDORS

     For the sourcing of raw materials, procurement of inherent specialty ingredients, manufacture of bulk product; quality control and testing; and contact research assistance, the Company has retained the services of one vendor.

                        Regent Group, Inc. and Subsidiary
                   Notes to Consolidated Financial Statements

SUBSEQUENT EVENTS

     On August 9, 2001, the Board of Directors decided to effect a reverse split of issued and outstanding shares of Common Stock. The Board has determined that the reverse split will be approximately one-for-twelve. Stockholder approval of the reverse split is required under Delaware law.

     On August 8, 2001, the Company signed a letter of intent for a 5-year lease commencing in the Spring of 2002 for approximately 4,500 square feet of office space at an annual rental of $120,000.

     Between August 2, 2001 and November 8, 2001, the Company has raised additional capital of $1,477,000 through the issuance of approximately 20,450,000 common shares or common share equivalents.

                                    EXHIBIT F

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                       Regent Group, Inc. and Subsidiaries

The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month periods ended December 31, 2000 and 1999 and the three month periods ended March 31, 2001 and 2000 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheets of the Company as of December 31, 2000 and March 31, 2001 (the "ProForma Balance Sheets" and together with the ProForma Statements of Operations, the "ProForma Combined Financial Statements") have been prepared to illustrate the effect of the merger of Millennium Biotechnologies, Inc. ("Millennium") on July 27, 2001 as if such transaction took place on January 1, 1999. The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined Financial Statements should be read in conjunction with the historical financial statements of Millennium.

                       Regent Group, Inc. and Subsidiaries
                   Unaudited ProForma Combined Balance Sheets

                                                               March 31, 2001
                                       ---------------------------------------------------------------
                                                                                            ProForma
                                                                           ProForma         Combined
                                        Millennium         Regent         Adjustments       Company
                                       ------------     ------------     ------------     ------------
Assets
     Current Assets
      Cash                              $   5,762     $      6,470     $         --     $     12,232
      Marketable securities                    --            6,000               --            6,000
      Inventories                           2,805               --               --            2,805
      Prepaid expenses                      8,375            8,593               --           16,968
                                        ---------     ------------     ------------     ------------
                                           16,942           21,063               --           38,005

    Property, Plant and Equipment          49,243               --               --           49,243

    Other Assets                           34,843               --               --           34,843
                                        ---------     ------------     ------------     ------------
        Total Assets                      101,028           21,063               --          122,091
                                        =========     ============     ============     ============

Liabilities and Stockholders'
(Deficiency) Equity
    Current Liabilities
      Accounts payable and accrued
        expenses                          114,142          233,484               --          347,626
      Prepayments received                     --               --               --               --
      Short term debt                      30,042           90,000               --          120,042
                                        ---------     ------------     ------------     ------------
        Total Current Liabilities         144,184          323,484               --          467,668
                                        ---------     ------------     ------------     ------------

Deferred Royalty Obligation                45,000               --               --           45,000

Stockholders' (Deficiency) Equity
    Preferred Stock
    Convertible Series B                       --          130,282               --          130,282
    Convertible Series C                       --           64,763               --           64,763
    Convertible Series D                       --               --A         237,050          237,050
    Common Stock                               83          365,472A             (83)         365,472
    Additional Paid in Capital            139,917       16,960,408A        (236,967)      16,863,358
    Deficit                              (228,156)     (17,820,346)              --      (18,048,502)
    Cumulative Other
      Comprehensive Income                     --           (3,000)              --           (3,000)
                                        ---------     ------------     ------------     ------------
        Total Stockholders'
        (Deficiency) Equity               (88,156)        (302,421)              --         (390,577)
                                        ---------     ------------     ------------     ------------

Total Liabilities and Stockholders'
      (Deficiency) Equity               $ 101,028     $     21,063     $         --     $    122,091
                                        =========     ============     ============     ============


                                                               December 31, 2000
                                       ---------------------------------------------------------------
                                                                                            ProForma
                                                                           ProForma         Combined
                                        Millennium         Regent         Adjustments       Company
                                       ------------     ------------     ------------     ------------
Assets
     Current Assets
      Cash                             $      5,465     $        782     $         --     $      6,247
      Marketable securities                      --           32,550               --           32,550
      Inventories                             2,805               --               --            2,805
      Prepaid expenses                        4,229            8,593               --           12,822
                                       ------------     ------------     ------------     ------------
                                             12,499           41,925               --           54,424

    Property, Plant and Equipment             6,682               --               --            6,682

    Other Assets                             34,843               --               --           34,843
                                       ------------     ------------     ------------     ------------
        Total Assets                         54,024           41,925               --           95,949
                                       ============     ============     ============     ============

Liabilities and Stockholders'
(Deficiency) Equity
    Current Liabilities
      Accounts payable and accrued
        expenses                             48,405          193,900               --          242,305
      Prepayments received                   25,000               --               --           25,000
      Short term debt                        50,000           90,000               --          140,000
                                       ------------     ------------     ------------     ------------
        Total Current Liabilities           123,405          283,900               --          407,305
                                       ------------     ------------     ------------     ------------

Deferred Royalty Obligation                      --               --               --               --

Stockholders' (Deficiency) Equity
    Preferred Stock
    Convertible Series B                         --          130,282               --          130,282
    Convertible Series C                         --           64,763               --           64,763
    Convertible Series D                         --               --A         237,050          237,050
    Common Stock                                 --          365,472               --          365,472
    Additional Paid in Capital                   --       16,855,418A        (237,050)      16,618,368
    Deficit                                 (69,381)     (17,753,460)              --      (17,822,841)
    Cumulative Other
      Comprehensive Income                       --           95,550               --           95,550
                                       ------------     ------------     ------------     ------------
        Total Stockholders'
        (Deficiency) Equity                 (69,381)        (241,975)              --         (311,356)
                                       ------------     ------------     ------------     ------------
Total Liabilities and Stockholders'
      (Deficiency) Equity              $     54,024     $     41,925     $         --     $     95,949
                                       ============     ============     ============     ============

                       Regent Group, Inc. and Subsidiaries
               Unaudited ProForma Combined Statement of Operations

                                                  Twelve Months Ended December 31, 2000
                                       ----------------------------------------------------------
                                                                                       ProForma
                                                                        ProForma       Combined
                                        Millennium       Regent        Adjustments      Company
                                       -----------     -----------     -----------    -----------
Net Sales                              $        --     $    44,806     $        --    $    44,806
Cost of Goods Sold                              --              --              --             --
                                       -----------     -----------     -----------    -----------

Gross Profit                                    --          44,806              --         44,806

Selling, General and Administrative
Expenses                                    68,964        (791,847)             --       (722,883)
                                       -----------     -----------     -----------    -----------

Income (Loss) From Operations              (68,964)        836,653              --        767,689
Other Income (Expense)
    Miscellaneous Income                        --         247,500              --        247,500
    Interest Expense, Net                     (417)         (8,367)             --         (8,784)
    Amortization of Goodwill                    --      (5,653,037)             --     (5,653,037)
                                       -----------     -----------     -----------    -----------
      Total Other Income
    (Expense)                                 (417)     (5,413,904)             --     (5,414,321)

Loss Before Provision for Income
Taxes                                      (69,381)     (4,577,251)             --     (4,646,632)
Provision for Income Taxes                      --              --              --             --
                                       -----------     -----------     -----------    -----------

Net Loss                               $   (69,381)    $(4,577,251)    $        --    $(4,646,632)
                                       ===========     ===========     ===========    ===========

                                                  Twelve Months Ended December 31, 1999
                                       ----------------------------------------------------------
                                                                                       ProForma
                                                                        ProForma       Combined
                                        Millennium       Regent        Adjustments      Company
                                       -----------     -----------     -----------    -----------
Net Sales                              $        --     $   119,625     $        --    $   119,625
Cost of Goods Sold                              --          16,725              --         16,725
                                       -----------     -----------     -----------    -----------

Gross Profit                                    --         102,900              --        102,900

Selling, General and Administrative
Expenses                                        --       2,393,460              --      2,393,460
                                       -----------      ----------     -----------    -----------

Income (Loss) From Operations                   --      (2,290,560)             --     (2,290,560)

Other Income (Expense)
    Miscellaneous Income                        --              --              --             --
    Interest Expense, Net                       --        (121,426)             --       (121,426)
    Amortization of Goodwill                    --        (237,320)             --       (237,320)
                                       -----------     -----------     -----------    -----------
      Total Other Income
    (Expense)                                   --        (358,746)             --       (358,746)

Loss Before Provision for Income
Taxes                                           --      (2,649,306)             --     (2,649,306)
Provision for Income Taxes                      --              --              --             --
                                       -----------     -----------     -----------    -----------

Net Loss                               $        --     $(2,649,306)    $        --    $(2,649,306)
                                       ===========     ===========     ===========    ===========


                       Regent Group, Inc. and Subsidiaries
               Unaudited ProForma Combined Statement of Operations

                                                  Three Months Ended March 31, 2001
                                       -----------------------------------------------------
                                                                                   ProForma
                                                                    ProForma       Combined
                                        Millennium     Regent      Adjustments     Company
                                       -----------   ---------     ------------   ----------
Net Sales                              $      --     $      --     $      --      $      --
Cost of Goods Sold                            --            --            --             --
                                       ---------     ---------     ---------      ---------

Gross Profit                                  --            --            --             --

Selling, General and Administrative
Expenses                                 156,844        83,036            --        239,880
                                       ---------     ---------     ---------      ---------
(Loss) From Operations                  (156,844)      (83,036)           --       (239,880)

Other Income (Expense)
    Miscellaneous                             --        17,500            --         17,500
    Interest Expense                      (1,931)       (1,350)           --         (3,281)
                                       ---------     ---------     ---------      ---------
      Total Other Income (Expense)        (1,931)       16,150            --         14,219

Loss Before Provision for Income
Taxes                                   (158,775)      (66,886)           --       (225,661)

Provision for Income Taxes                    --            --            --             --
                                       ---------     ---------     ---------      ---------

Net Loss                               $(158,775)    $ (66,886)    $      --      $(225,661)
                                       =========     =========     =========      =========


                                                  Three Months Ended March 31, 2000
                                       -----------------------------------------------------
                                                                                   ProForma
                                                                    ProForma       Combined
                                        Millennium     Regent      Adjustments     Company
                                       -----------   ---------     ------------   ----------
Net Sales                              $      --     $   3,750     $      --      $   3,750
Cost of Goods Sold                            --            --            --             --
                                       ---------     ---------     ---------      ---------

Gross Profit                                  --         3,750            --          3,750

Selling, General and Administrative
Expenses                                      --       976,025            --        976,025
                                       ---------     ---------     ---------      ---------
(Loss) From Operations                        --      (972,275)           --       (972,275)

Other Income (Expense)
    Miscellaneous                             --       130,000            --        130,000
    Interest Expense                          --        (2,750)           --         (2,750)
                                       ---------     ---------     ---------      ---------
      Total Other Income (Expense)            --       127,250            --        127,250

Loss Before Provision for Income
Taxes                                         --      (845,025)           --       (845,025)

Provision for Income Taxes                    --            --            --             --
                                       ---------     ---------     ---------      ---------

Net Loss                               $      --     $(845,025)    $      --      $(845,025)
                                       =========     =========     =========      =========

                       Regent Group, Inc. and Subsidiaries
               Notes to the ProForma Combined Financial Statements

Note A.

On July 27, 2001, pursuant to an agreement and plan of reorganization among the Company, its newly-formed wholly-owned subsidiary (the "Subsidiary"), Millennium, and its stockholders, the Subsidiary merged into Millennium. For accounting purposes, this transaction is treated as an acquisition of the Company by Millennium and a recapitalization of Millennium.

The merger resulted in the issuance to Millennium shareholders of a new Series D $1 par value Convertible Preferred Stock ("D Preferred Stock") of the Company in exchange for all of the issued and outstanding common stock of Millennium. The Millennium stockholders received .025 shares of the Company's D Preferred Stock in exchange for each share of Millennium common stock. Each share of D Preferred Stock is convertible into 641.215 shares of the Company's common stock and entitles the holder of D Preferred Stock to 641.215 votes. A total of 237,049.7 shares of D Preferred Stock have been issued to former Millennium shareholders as a result of the transaction.

The ProForma Combined Balance Sheets are those of Millennium at December 31, 2000 and March 31, 2001 as well as those of the Company at January 31, 2001 and April 30, 2001, respectively. The ProForma Combined Statements of Operations are those of Millennium for the twelve and three month periods ended December 31 and March 31 as well those of the Company for the twelve and three month periods ended January 31 and April 30, respectively.